As filed with the Securities and Exchange Commission on March 29, 2019
Securities Act File No. 333-_______
Investment Company Act File No. 811-21652

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2

☒  Registration Statement under the Securities Act of 1933
☐ Pre-Effective Amendment No.
    ☐ Post-Effective Amendment No.
and/or
☒ Registration Statement under the Investment Company Act of 1940
☒ Amendment No. 29

FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND
(Exact Name of Registrant as Specified in Charter)

227 West Monroe Street
Chicago, Illinois 60606

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (312) 827-0100
Amy J. Lee
Guggenheim Funds Investment Advisors, LLC
227 West Monroe Street
Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036	Kevin T. Hardy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, Illinois 60606

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . . ☒

It is proposed that this filing will become effective (check appropriate box):
☐ When declared effective pursuant to section 8(c).
If appropriate, check the following box:
☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $0.01 par value	(1)	(2)	$140,226,570(3)	$16,995.46(4)

(1)	There are being registered hereunder a presently indeterminate number of common shares to be offered on an immediate, continuous or delayed basis.
(2)
The proposed maximum offering price per share will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the common shares registered under this registration statement.

(3)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended the (“Securities Act”).
(4)
Pursuant to Rule 415(a)(6) under the Securities Act, the Registrant is carrying forward to this Registration Statement $140,226,570 in aggregate offering price of unsold securities that the Registrant previously registered on its Registration Statement on Form N-2 (File Nos. 333-213517 and 811-21652) filed on November 16, 2016.  Pursuant to Rule 415(a)(6) under the Securities Act, the filing fee previously paid with respect to such unsold securities is being applied to offset the registration fee currently due. No additional securities have been registered in this offering.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion, dated March 29, 2019

$140,226,570
Fiduciary/Claymore Energy Infrastructure Fund
Common Shares
     Investment Objective. Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s Common Shares and all distributions made by the Fund to its Common Shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital.
     Investment Parameters. Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined in this Prospectus) in energy infrastructure master limited partnerships (“MLPs”) and other energy infrastructure companies.The Fund considers an “energy infrastructure” MLP or company to be an MLP or company (i) engaged in the development, construction, distribution, management, ownership, operation and/or financing of energy infrastructure assets, including, but not limited to, assets used in exploration, development, production, generation, transportation (including marine), transmission, terminal operation, storage, gathering, processing, refining, distribution, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity or power generation, or that provides energy-related equipment or services, and that has at least 50% of its assets, income, sales or profits committed to or derived from energy infrastructure related assets or activities or (ii) that have been given a third party industry or sector classification consistent with the energy infrastructure designation. The Fund will invests at least 65% of its Managed Assets in equity securities of energy infrastructure MLPs and other energy infrastructure companies.
     The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, including up to 20% of its Managed Assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of energy infrastructure MLPs and other energy infrastructure companies, including securities rated below investment grade. To seek to generate current income, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.
     Offering. The Fund may offer, from time to time, up to $140,226,570 aggregate initial offering price of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Common Shares.
     The Fund may offer Common Shares (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Common Shares will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”
     Tax Status. Because of the Fund’s concentration in MLP investments, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Instead, the Fund is treated as a regular corporation for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to Common Shareholders in such taxable years. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, such returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of such investments. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. For the taxable year ended November 30, 2018, approximately 74% of the distributions made by the Fund to the holders of Common Shares constituted return of capital and approximately 26% were characterized as ordinary dividends.
(continued on following page)
________________
     Investing in the Fund’s Common Shares involves certain risks that are described in the “Risks” section beginning on page 54 of this Prospectus.
     The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
________________
Prospectus dated , 2019
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

(continued from previous page)
     Adviser and Sub-Adviser. The Fund’s investment adviser is Guggenheim Funds Investment Advisors, LLC (the “Adviser”). Advisory Research, Inc. (the “Sub-Adviser”) acts as the Fund’s sub-adviser. The Advisory Research MLP & Energy Infrastructure team (hereinafter referred to as the “MLP Team”) is responsible for the management of the Fund’s portfolio of securities. The Sub-Adviser, a registered investment adviser, is a wholly-owned subsidiary of Piper Jaffray Companies. As of December 31, 2018, the MLP Team managed approximately $3.1 billion in MLP and energy infrastructure assets for open and closed end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.
     Common Shares. The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus, will be subject to notice of issuance, listed on the New York Stock Exchange (the “NYSE”) under the symbol “FMO”. The net asset value of the Common Shares at the close of business on March 25, 2019 was $11.11 per share, and the last reported sale price of the Common Shares on the NYSE on such date was $10.52, representing a discount to net asset value of 5.31%. See “Market and Net Asset Value Information.”
     Financial Leverage. The Fund may seek to enhance the level of its current distributions by the use of financial leverage through the issuance of preferred shares (“Preferred Shares”), through borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”), by engaging in reverse purchase agreements and economically similar transactions or through a combination of Preferred Shares, Borrowings and/or reverse repurchase agreement transactions (collectively “Financial Leverage”). The Fund may utilize Financial Leverage to the limits imposed by the Investment Company Act of 1940. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. pursuant to which the Fund may borrow up to $325 million. On November 30, 2018, outstanding Borrowings under the committed facility agreement were approximately $118 million, which represented approximately 19.6% of the Fund’s Managed Assets as of such date. In addition, on November 30, 2018, the Fund had approximately $110 million outstanding in connection with reverse repurchase agreements, which represented approximately 18.2% of the Fund’s Managed Assets as of such date. See “Use of Financial Leverage” and “Description of Capital Structure—Borrowings.”
     You should read this Prospectus, which contains important information about the Fund, together with any Prospectus Supplement, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated , 2019, (the “SAI”) containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 95 of this Prospectus, or request other information about the Fund (including the Fund’s annual and semi-annual reports) or make shareholder inquiries by calling (888) 991-0091 or by writing the Fund at 227 West Monroe Street, Chicago, Illinois 60606, or you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). Free copies of the Fund’s reports and the SAI also are available from the Fund’s website at http://www.guggenheiminvestments.com/fmo.
     The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
     Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.
     If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund’s transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences” or call 1-866-488-3559.
     You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.
ii

You should rely only on the information contained or incorporated by reference in this Prospectus and any accompanying Prospectus Supplement. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any accompanying Prospectus Supplement is accurate only as of the date of this Prospectus and any accompanying Prospectus Supplement. The Fund’s business, financial condition and prospects may have changed since that date.
Forward-Looking Statements
This Prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.
iii

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PROSPECTUS SUMMARY
     This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should carefully read the more detailed information contained in this Prospectus and any related Prospectus Supplement, especially the information set forth under the headings “Investment Objective and Policies” and “Risks.” You may also wish to request a copy of the Fund’s Statement of Additional Information, dated , 2019 (the “SAI”), which contains additional information about the Fund.
The Fund
Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund’s investment adviser is Guggenheim Funds Investment Advisors, LLC (the “Adviser”). Advisory Research, Inc. (the “Sub-Adviser”) acts as the Fund’s sub-adviser. The Advisory Research MLP & Energy Infrastructure team (hereinafter referred to as the “MLP Team”) is responsible for the management of the Fund’s portfolio of securities. The Fund’s common shares of beneficial interest, par value $0.01 per share, are called “Common Shares” and the holders of Common Shares are called “Common Shareholders” throughout this Prospectus.

The Offering
The Fund may offer, from time to time, up to $140,226,570 aggregate initial offering price of Common Shares, on terms to be determined at the time of the offering. The Fund will offer Common Shares at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”).
The Fund may offer Common Shares (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time, or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement describing the method and terms of the offering of Common Shares. See “Plan of Distribution.”

Use of Proceeds
Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of any such offering. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents or other securities, including U.S. government securities or high quality, short-term debt securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for these purposes.

Investment Objective and Policies
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s Common Shares and all distributions made by the Fund to its Common Shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital. There can be no assurance that the Fund will achieve its investment objective.
The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of energy infrastructure master limited partnerships (“MLPs”) and other energy infrastructure companies. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to Common Shareholders in such taxable years. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, such returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of such investments. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. For the taxable year ended November 30, 2018, approximately 74% of the distributions made by the Fund to the holders of Common Shares constituted return of capital and approximately 26% were characterized as ordinary dividends.

Portfolio Investment Parameters
Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined below) in energy infrastructure MLPs and other energy infrastructure companies. The Fund considers an “energy infrastructure” MLP or company to be an MLP or company (i) engaged in the development, construction, distribution, management, ownership, operation and/or financing of energy infrastructure assets, including, but not limited to, assets used in exploration, development, production, generation, transportation (including marine), transmission, terminal operation, storage, gathering, processing, refining, distribution, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity or power generation, or that provides energy-related equipment or services, and that has at least 50% of its assets, income, sales or profits committed to or derived from energy infrastructure related assets or activities or (ii) that have been given a third party industry or sector classification consistent with the energy infrastructure designation.
“Managed Assets” of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage. The Fund will invest at least 65% of its Managed Assets in equity securities of energy infrastructure MLPs an other energy infrastructure companies. Equity securities of MLP entities include MLP common units, MLP subordinated units, MLP general partner interests, MLP preferred units and equity securities of MLP affiliates, including I-Shares. The market capitalization of equity securities of particular energy infrastructure entities currently ranges from approximately $50 million to $50 billion. However, the Fund may invest in equity securities of energy infrastructure MLPs and other energy infrastructure companies without regard for their market capitalization. For as long as “Energy Infrastructure” is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in energy infrastructure MLPs and other energy infrastructure companies.

To seek to generate current income, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.

The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, which may consist of equity securities of energy infrastructure MLPs and other energy infrastructure companies and other securities of public and non-public companies, provided that the Fund will not invest more than 20% of its Managed Assets in restricted securities issued by non-public companies.

The Fund may invest a total of up to 25% of its Managed Assets in debt securities of energy infrastructure MLPs and other energy infrastructure companies and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”), comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody’s, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Fund may invest in debt securities without regard for their maturity.

The Fund may invest up to 20% of its Managed Assets in equity securities of issuers other than energy infrastructure MLPs and other energy infrastructure companies.

The Fund’s Investments
Master Limited Partnerships. An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and whose partnership interests or “units” are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its gross income for each taxable year from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP generally consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends) on their shares of the MLP’s profits.
MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.
MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the American Stock Exchange (the “AMEX”) and the NASDAQ Stock Market (the “NASDAQ”). The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are entitled to receive minimum quarterly distributions, including arrearage rights, from the MLP. Minimum quarterly distributions to holders of common units must be satisfied before any distributions may be paid to subordinated unit holders or incentive distributions may be paid to the general partner.
MLP Subordinated Units. MLP subordinated units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly-issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

MLP Preferred Units. MLP preferred units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE or the AMEX.
General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as the distributions increase. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.
Equity Securities. The Fund may invest in (i) equity securities issued by MLPs and MLP affiliates, including the general partners of MLPs, (ii) equity securities issued by other energy infrastructure companies and (iii) equity securities of issuers other than energy infrastructure companies. Other energy infrastructure companies and other issuers in which the Fund may invest may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.
Restricted Securities. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. “Restricted securities” are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions.
In connection with its investments in restricted securities generally, the Fund may invest up to 20% of its Managed Assets in restricted securities issued by non-public companies. In some instances, such an investment may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed energy infrastructure MLP or other energy infrastructure company or sold to or merged with an existing energy infrastructure MLP or other energy infrastructure company in the future.
Debt Securities. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of energy infrastructure MLPs and other energy infrastructure companies and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody’s, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality.
Royalty Trusts. The Fund may invest up to 15% of its Managed Assets in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.
Energy Sector Investments. A substantial portion of the energy infrastructure MLPs and other energy infrastructure companies in which the Fund may invest are engaged primarily in the energy sector of the economy. Such companies engage in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal, or exploring, developing, managing or producing such commodities or products.
Covered Call Option Strategy. The Fund may employ an option strategy of writing (selling) covered call options on a portion of the securities, including common stocks and MLP common units, in the Fund’s portfolio to seek to augment its income and gains by generating option premiums while possibly offsetting a portion of a market decline in the underlying security. Call options are contracts representing the right to purchase a security at a specified price (the “strike price”) at or before (depending on the type of option) a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying security and the strike price, as well as the time remaining until the expiration date. The Fund may not sell “naked” call options, i.e. options representing more shares of the security than are held in the portfolio.
Foreign Securities. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or “ADRs,” and may include unsponsored or unregistered depositary receipts. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.
Diversification. The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.
Strategic Transactions. The Fund may, but is not required to, use various strategic transactions in futures, options and other derivatives contracts (other than the covered call option strategy described above) for purposes such as seeking to hedge various market risks inherent in the Fund’s portfolio, to earn income, to manage the effective maturity or duration of income-producing securities in the Fund’s portfolio or in connection with the Fund’s utilization of Financial Leverage. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on individual securities, equity and fixed-income indices, interest rates, exchange-traded funds and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars. Such strategic transactions are generally accepted under modern portfolio management practices and are regularly used by many investment companies and other institutional investors. Such transactions entail certain execution, market, liquidity, hedging and tax risks. See “Investment Objective and Policies—The Fund’s Investments—Strategic Transactions and Derivatives” and “Risks—Derivatives Risk.”

Use of Financial Leverage
The Fund may seek to enhance the level of the Fund’s current distributions through the use of financial leverage. The Fund may utilize leverage through the issuance of preferred shares (“Preferred Shares”), through borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”), by engaging in reverse repurchase agreements and economically similar transactions or through a combination of Preferred Shares, Borrowings and/or reverse repurchase agreements (collectively “Financial Leverage”). The Fund may utilize Financial Leverage up to the limits imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). The amounts of the Fund’s Financial Leverage outstanding may vary over time and such amounts will be reported in the Fund’s audited and unaudited financial statements contained in the Fund’s annual and semi-annual reports to shareholders.

Under the 1940 Act the Fund may not incur Borrowings if, immediately after incurring such Borrowings, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Borrowings outstanding, the Fund is required to have at least three dollars of assets). However, the 1940 Act does not require the Fund to pay down outstanding Borrowings in the event that asset coverage declines below 300% as a result of market movements. Therefore, as a result of declines in the value of the Fund’s portfolio holdings, the Fund may, subject to the terms of the Fund’s credit facility, have outstanding borrowings which exceed 33 1/3% of the Fund’s managed assets. In determining whether to pay down outstanding Borrowings in such circumstances, the Fund will consider a variety of factors, including the Sub-Adviser’s assessment of the market, the structure and terms of the borrowings and whether dispositions of portfolio securities would be necessary and the impact of any such dispositions.
Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets).
With respect to leverage incurred through reverse repurchase agreement transactions and economically similar transactions, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”). As a result of such segregation, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements and economically similar transactions will not be limited by the 1940 Act. However, the Fund’s use of leverage through reverse repurchase agreements and economically similar transactions will be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.
The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc., pursuant to which the Fund may borrow up to $325 million. On November 30, 2018, outstanding Borrowings under the committed facility agreement were approximately $118 million, which represented approximately 19.6% of the Fund’s Managed Assets as of such date. In addition, on November 30, 2018, the Fund had approximately $110 million outstanding in connection with reverse repurchase agreements, which represented approximately 18.2% of the Fund’s Managed Assets as of such date.
The issuance of additional Common Shares would enable the Fund to increase the amount of Financial Leverage while maintaining the percentage of the Fund’s Managed Assets attributable to Financial Leverage. So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed. See “Use of Financial Leverage” and “Risks—Financial Leverage Risk.” As used in this Prospectus, the term “Managed Assets” includes any assets attributable to the proceeds of Financial Leverage.

Tax Considerations
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently 21%). Because of the Fund’s concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.
The types of MLPs in which the Fund intends to invest historically have made cash distributions to their limited partners in excess of the amount of their taxable income allocable to their limited partners. This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. The portion, if any, of the cash distributions received by the Fund with respect to its investment in the equity securities of an MLP that exceeds the Fund’s allocable share of the MLP’s net taxable income will not be treated as taxable income to the Fund, but rather will be treated as a return of capital to the extent of the Fund’s basis in such MLP equity securities.
The Fund expects to pay cash distributions to its shareholders in excess of the Fund’s taxable income. Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Subject to certain holding period and other requirements, any such dividend will be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder’s tax basis in the Common Shares (thus reducing a shareholder’s adjusted tax basis in the Common Shares), and thereafter as capital gain assuming the Common Shares are held as a capital asset. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Common Shares sold. See “U.S. Federal Income Tax Considerations.”

Distributions
The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. In general, net investment income of the Fund will consist of cash and paid-in-kind distributions from MLPs, dividends from common stocks, interest from debt securities, gains from option writing and income from other investments of the Fund; less operating expenses, taxes on the Fund’s taxable income and realized gains and the costs of any Financial Leverage utilized by the Fund.
The Fund will make distributions that will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, (ii) second, return of capital to the extent of your tax basis in your shares of the Fund (for the portion of those distributions that exceed the Fund’s current and accumulated earnings and profits) and (iii) third, taxable gains (for the balance of those distributions). The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard.
If you will be holding the Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described herein. Consult your financial adviser for more information. See “Automatic Dividend Reinvestment Plan.”

Management of the Fund
Guggenheim Funds Investment Advisors, LLC serves as the Fund’s investment adviser, pursuant to an investment advisory agreement with the Fund. As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average Managed Assets (from which the Adviser pays to the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average Managed Assets).
Advisory Research, Inc. (the “Sub-Adviser”) acts as the Fund’s sub-adviser, pursuant to a sub-advisory agreement with the Fund and the Adviser. The Sub-Adviser’s MLP Team is responsible for the management of the Fund’s portfolio of securities. The Sub-Adviser, a registered investment adviser, is a wholly-owned subsidiary of Piper Jaffray Companies. As of December 31, 2018, the MLP Team managed approximately $3.1 billion in energy infrastructure assets for open and closed end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.

Listing and Symbol
The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus, will be, subject to notice of issuance, listed on the NYSE under the symbol “FMO.” The net asset value of the Common Shares at the close of business on March 25, 2019 was $11.11 per share, and the last reported sale price of the Common Shares on the NYSE on such date was $10.52, representing a discount to net asset value of 5.31%.

Special Risk Considerations
Not a Complete Investment Program. The Fund is intended for investors seeking a high level of after-tax total return, with an emphasis on current distributions paid to shareholders, over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.
Risk of Investing in MLP Units. The Fund’s investments in MLP units expose the Fund to risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.
Tax Risks. The Fund is treated as a regular corporation for U.S. Federal income tax purposes, and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would also have the effect of reducing the amount of cash available for distribution by the MLP and causing such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits (thus accelerating the recognition of taxable income). Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.
In addition, recently enacted legislation (which is effective for taxable years beginning after December 31, 2017) generally requires that taxes, penalties, and interest associated with an audit of a partnership be assessed and collected at the partnership level. Accordingly, even if an MLP in which we invest were to remain classified as a partnership, it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and we, as a direct or indirect partner of such MLP, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of the Common Shares.
If the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that exceeds the Fund’s allocable share of the MLP’s taxable income is essentially treated as return of capital. However, any such return of capital will decrease the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on its allocable share of the portion of the MLP’s income that is not offset by the MLP’s tax deductions. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund’s current tax liability. A decline in the percentage of the MLPs’ income that is offset by tax deductions or an increase in the Fund’s portfolio turnover could increase the Fund’s tax liability and reduce the portion of the distributions paid by the Fund that is treated as return of capital and/or capital gain, as the case may be, and increase the portion treated as taxable dividend income. This generally would result in lower after-tax distributions to shareholders.
Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP entities in which the Fund invests.
The Tax Cuts and Jobs Act of 2017 was signed into law on December 22, 2017. The long term impacts of this legislation on issuers in which the Fund may invest and the economy and securities markets of the United States is not yet certain.
Common Shareholders will receive a single Form 1099, while the Fund will receive Schedule K-1s from each MLP in which it is invested. However, the MLPs in which the Fund invests generally will not deliver their Schedule K-1s to the Fund until after the Fund must deliver Form 1099s to its Common Shareholders. If the Schedule K-1s received by the Fund show that the Fund’s estimates regarding its income attributable to such MLPs were incorrect, the Fund may have to send corrected Form 1099s to its Common Shareholders, which may result in a Common Shareholder being required to request an extension to file its tax return or to amend a previously filed tax return. See “Risks—Legislation and Regulation Risk.”
Deferred Tax Risk. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value, the Fund will account for its deferred tax liability and/or asset.
The Fund will accrue a deferred income tax liability, at an assumed federal, state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital. Any deferred tax liability will reduce the Fund’s net asset value. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund’s deferred tax assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share.
The Fund will accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with realized and unrealized net operating losses and capital losses. Any deferred tax asset will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required, which would offset the value of some or all of the deferred tax asset. The need to establish a valuation allowance for a deferred tax asset is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
The Fund’s deferred tax liability and/or asset is estimated using estimates of effective tax rates expected to apply to taxable income in the years such taxes are realized. For purposes of estimating the Fund’s deferred tax liability and/or asset for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner, with the result that the Fund’s estimates regarding its deferred tax liability and/or asset could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material. See “Risks—Tax Risks.”
Affiliated Party Risk. Certain energy infrastructure MLPs and other energy infrastructure companies in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such entities and ability of such entities to make distributions to unit holders, such as the Fund, would be adversely affected.
Equity Securities Risk. A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks and other equity securities of other energy infrastructure companies and other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.
The Fund may invest in equity securities issued by MLP affiliates, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Investments in the MLP affiliates would be expected by the Sub-Adviser to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are subject to the same risks as holders of MLP common units.
The Fund may invest in equity securities of other energy infrastructure companies. Non-MLP energy infrastructure companies in which the Fund invests are generally taxed as corporations. Such companies thus pay corporate-level taxes on their net taxable income and may not offer certain other advantageous tax characteristics of MLP investments. The prices of equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities in which the Fund invests. Equity securities are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky and more experience significantly greater price volatility than preferred stock or debt instruments of such issuers.
Concentration Risk. Because the Fund is focused in companies in the energy sector of the economy, the Fund may be more susceptible to risks associated with such sector. The Fund will concentrate its investments in the industry or group of industries that make up the energy sector. A downturn in the energy sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.
Energy Sector Risks. The Fund will concentrate its investments in the industry or group of industries that make up the energy sector. As a result, the Fund will be more susceptible to adverse economic, political, legislative or regulatory occurrences affecting the energy sector. Risks associated with investments in energy companies (including MLPs) include the following:
Commodity Price Risk. Energy infrastructure companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices may be influenced by changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries), market conditions, weather patterns, domestic production levels, volume of imports, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries (“OPEC”), taxation, tariffs, and the availability and costs of local, intrastate and interstate transportation methods, among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of energy companies. Recently, oil prices have declined significantly and experienced greater volatility. This may adversely impact companies. Such companies growth prospects and ability to pay high dividends may be negatively impacted, would could adversely impact the net asset value of the Common Shares and the ability of the Fund to continue to pay dividends at current levels. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions. See “—Recent Developments Regarding the Energy Sector.”
Supply and Demand Risk. Energy companies may be impacted by the levels of supply and demand for energy commodities. Energy companies could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources, depressed commodity prices, catastrophic events, labor relations, increased environmental or other governmental regulation, equipment malfunctions and maintenance difficulties, import volumes, international politics, policies of OPEC, and increased competition from alternative energy sources, among others. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries), increased taxation, increased environmental or other governmental regulation, increased fuel economy, increased energy conservation or use of alternative energy sources, legislation intended to promote the use of alternative energy sources, and increased commodity prices, among others. Demand for energy commodities has recently declined. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. See “—Recent Developments Regarding the Energy Sector.”

Depletion Risk. Energy companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.
Regulatory Risk. The energy sector is highly regulated. Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may become subject to additional regulation or be declared hazardous sometimes retroactively, by a regulatory agency. Such actions could increase production costs and reduce supply, which may have an adverse impact on energy companies that utilize such by-product on process and on other energy companies that rely on a supply of the impacted energy commodity. Examples of governmental regulations which impact energy infrastructure entities include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations and the permits issued under them is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties including civil fines, injunctions or both. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy companies. Energy companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters, which may impose additional costs or limit certain operations by energy companies operating in various sectors.
Environmental Risk. There is an inherent risk that energy companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of energy companies, and the cost of any remediation that may become necessary. Energy companies may not be able to recover these costs from insurance. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: (i) the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions, (ii) the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal.
Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. There is an inherent risk that energy companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of energy companies. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. Energy companies may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. Such measures, including carbon taxes or further emission restrictions or regulations, could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by energy companies. The potential for the imposition of such measures may negatively impact energy companies generally. In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.
Acquisition Risk. Energy companies in which the Fund invests may depend on the ability of such entities to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such energy companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that energy companies are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies, assumption of liabilities, indemnification, customer losses, key employee defections, distraction from other business operations, and unanticipated difficulties in operating or integrating new product areas and geographic regions, among others.
Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of energy companies to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of energy companies in which the Fund invests. Rising interest rates may also impact the price of the securities of energy companies as the yields on alternative investments increase.

Weather Risk. Weather plays a role in the seasonality of some energy companies’ cash flows. Energy companies in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane energy companies experience decreased demand for their product. Although most energy companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an energy company from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many energy companies’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
Catastrophic Event Risk. Energy companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of energy companies and other companies operating in the energy sector. Energy companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An energy company’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an energy company could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy company. Oil and gas MLP entities operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
Legislation Risk. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect energy companies in which the Fund invests and/or the energy sector generally.
Recent Developments Regarding the Energy Sector. Prices of oil and other energy commodities have declined significantly and experienced significant volatility during recent years and oil prices have recently approached ten year lows. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. As a result, many companies in which the Fund may invest have been and may continue to be adversely impacted by declines in, and volatility of, prices of energy commodities. Demand for energy commodities has recently declined. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. Slower global growth may lower demand for oil and other energy commodities and increased exports by Iran with the end of sanctions may increase supply, exacerbating oversupply of such commodities and further reducing commodity prices. Continued low prices for energy commodities, or continued volatility of such prices, could further erode such companies’ growth prospects and negatively impact such companies’ ability to sustain attractive distribution levels, which could adversely impact the net asset value of the Common Shares and the ability of the Fund to continue to pay distributions on the Common Shares at current levels. Because the Fund is focused in energy companies operating in the industry or group of industries that make up the energy sector of the economy, the Fund may be more susceptible to risks associated with energy commodity prices than an investment company that does not concentrate in such sector.
The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such MLP’s operations. Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the MLP’s operations. Recently, a number of MLPs have reduced, suspended or eliminated their distributions. Such distribution reductions could adversely impact the ability of the Fund to continue to pay distributions on the Common Shares at current levels.

Adverse developments in the energy sector may result in MLPs seeking to restructure debt or file for bankruptcy. Limited partners in such MLPs, such as the Fund, may owe taxes on debt that is forgiven in a bankruptcy or an out-of-court restructuring, as cancellation of debt income, which creates a tax liability for investors without an associated cash distribution. While an MLP facing a debt restructuring may seek to implement structures that would limit the tax liability associated with the debt restructuring, there can be no assurance that such structures could be successfully implemented or would not have other adverse impacts on the Fund as an investor in the MLP. See “Risks—Recent Developments Regarding the Energy Sector.”
Industry Specific Risks. Energy companies are also subject to risks that are specific to the industry they serve.
Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of these companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.
Midstream. Midstream energy companies and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
Upstream. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.
Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
Oil and Gas Production. In addition to other risks described herein, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil, natural gas and/or refined petroleum products are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. In addition the oil and gas industries may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil, natural gas and refined petroleum products as a result of accidents or catastrophic events and the reactions thereto, among others.
Propane. Propane companies are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.
Coal. Energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, and health claims and economic conditions, among others. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.
Marine Transportation. Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile due to the many conditions and factors that may affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.
Fracturing Services. Changes in laws or government regulations regarding hydraulic fracturing could increase a company’s costs of doing business, limit the areas in which it can operate and reduce oil and natural gas production by the company. Congress has in recent legislative sessions considered legislation to amend the Safe Drinking Water Act (the “SDWA”), including legislation that would repeal the exemption for hydraulic fracturing from the definition of “underground injection” and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require disclosure of the chemical constituents of the fluids used in the fracturing process, were proposed in recent sessions of Congress. The U.S. Congress may consider similar SDWA legislation in the future. In addition, the EPA has asserted federal regulatory authority pursuant to the SDWA over certain hydraulic fracturing activities. If hydraulic fracturing becomes regulated at the federal level as a result of federal legislation or regulatory initiatives by the EPA, fracturing activities could become subject to additional permitting requirements, and also to attendant permitting delays and potential increases in cost, which could adversely affect a company’s business. See “Risks—Industry Specific Risks—Fracturing Services.”
Small Capitalization Risk. The Fund may invest in securities of energy infrastructure MLPs and other energy infrastructure companies and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
Restricted Securities Risk. The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.
Risk Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.
Unseasoned Companies Risk. The Fund may invest in companies that (together with their predecessors) have limited operating histories. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.
Risk Associated with a Private Investment in Public Equity Transactions. Investors in private investment in public equity (“PIPE”) transactions purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.
Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. Reductions in distributions paid by energy infrastructure MLPs and other energy infrastructure companies held by the Fund may reduce the value of such holdings, and as a result, the value of the Fund’s Common Shares. In addition, any such reductions in distributions paid by energy infrastructure MLPs and other energy infrastructure companies may adversely impact the Fund’s ability to maintain its distribution rate.
Distribution Risk. The Fund will seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital. To the extent that the Fund’s cash flow is derived primarily from MLP distributions that consist of return of capital, the Fund’s anticipates that a significant portion of the Fund’s distributions to Common Shareholders will consist of return of capital. However, to the extent that the Fund’s cash flow is derived from distributions of the Fund’s share of an MLP’s taxable income, or from other amounts that are attributable to taxable income, such as distributions from other energy infrastructure companies, income or gain on the sale of portfolio securities or in connection with derivatives transactions, the portion of the Fund’s distributions to Common Shareholders treated as taxable dividend income could be increased. In addition, if the Fund generates current earnings and profits (as determined for U.S. federal income tax purposes) in a particular taxable year, a distribution by the Fund to its shareholders in that year will be wholly or partially taxable even if the Fund has an overall deficit in its accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. There can be no assurance as to what portion of any future distribution will consist of return of capital (as opposed to taxable dividend income). For the taxable year ended November 30, 2018, approximately 74% of the distributions made by the Fund to the holders of Common Shares constituted return of capital and approximately 26% were characterized as ordinary dividends. However, to the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a lesser percentage of future distributions by the Fund to holders of its Common Shares may be treated as a return of capital for U.S. federal income tax purposes and a greater percentage of future distributions may be treated as ordinary income.
ETNs Risk. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.
Liquidity Risk. MLP common units and other equity securities in which the Fund invests often trade on national securities exchanges, including the NYSE, the AMEX and the NASDAQ. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.
Valuation Risk. Market prices generally will be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner interests and restricted or unregistered securities of private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of the Sub-Adviser than for valuation of securities for which an active trading market exists.
Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest Rate Risk. Interest rate risk is the risk that fixed income securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The net asset value and market price of the Common Shares will tend to decline as a result of the Fund’s investment in such securities if market interest rates rise.
During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.
In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities.
Market interest rates for investment grade fixed income securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund’s net assets to decline) and may increase the degree to which asset values may decline in such events. See “Risks—Interest Rate Risk.”
Lower Grade Securities Risk. The Fund may invest in fixed-income securities rated below investment grade (that is, rated Ba or lower by Moody’s; BB or lower by S&P; comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality), which are commonly referred to as “junk bonds.” Investment in securities of below-investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.
Portfolio Turnover Risk. The Fund’s portfolio turnover rate may vary greatly from year to year. The Fund cannot predict its annual portfolio turnover rate with accuracy; however, under normal market conditions it is not expected to exceed 30%. Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund’s investment decisions. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable at the Fund level and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Common Shareholders being treated as dividends. Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.
Foreign Securities. Investing in securities of foreign issuers may involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. As a result, many foreign securities may be less liquid and more volatile than U.S. securities. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. The Fund’s investments in securities of foreign issuers may consist of investments in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities. See “Risks—Foreign Securities Risk.”
Derivatives Risk. In addition to the risks associated with the covered call option strategy described above, the Fund may participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call option writing strategy and put option writing strategy). If the Sub-Adviser’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See “Risks—Derivatives Risk.”
Market Discount Risk. The Fund’s Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to net asset value. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to net asset value. The Fund’s Common Shares have recently traded at a substantial premium to net asset value per share, which may not be sustainable. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the net asset value per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases have traded above net asset value. Recent developments regarding the energy sector and investor perception regarding the energy sector generally may adversely impact the market for the Common Shares and increase the likelihood that the Common Shares will trade at a discount. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s net asset value as a result of the Fund’s investment activities. The Fund’s net asset value will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of holders of Common Shares to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current net asset value, subject to certain conditions, and such sales of Common Shares at price below net asset value, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.
Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s net asset value. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value, or at, below or above the public offering price for the Common Shares.

Dilution Risk. The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below net asset value pursuant to the consent of holders of Common Shares, shareholders will experience a dilution of the aggregate net asset value per Common Share because the sale price will be less than the Fund’s then-current net asset value per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See “Description of Capital Structure—Common Shares—Issuance of Additional Common Shares.”
Other Investment Companies Risk. The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus.
Royalty Trust Risk. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs, including commodity price volatility risk, cash flow risk and depletion risk.
Financial Leverage Risk. Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.
Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.
It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
Competition Risk. Since the time of the Fund’s initial public offering a number of alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact its ability to make dividend payments.
Affiliated Transaction Restrictions Risk. From time to time, the Fund may “control” or may be an “affiliate” of, each as defined in the 1940 Act, one or more portfolio companies. In general, under the 1940 Act, the Fund would “control” a portfolio company if it owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser and Sub-Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or Sub-Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.
Non-Diversified Status Risk. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issue. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are a limited number of publicly traded MLPs. The Fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other energy infrastructure companies and securities of issuers other than energy infrastructure MLPs and other energy infrastructure companies, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Shares.
Additional Risks. For additional risks relating to investments in the Fund including “Conflicts of Interest Risk,” “Delay in Investing the Proceeds of this Offering Risk,” “Management Risk,” “Geopolitical and Market Disruption Risk,” “Recent Market Developments Risk,” “UK Departure from EU Risk,” “Redenomination Risk,” “Legislation and Regulatory Risk,” “LIBOR Risk,” “Technology Risk,” and “Cyber Security Risk” please see “Risks” beginning on page 54 of this Prospectus.

Anti-Takeover Provisions in the Fund’s Governing Documents
The Fund’s Agreement and Declaration of Trust and Bylaws (the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their

Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” and “Risks—Anti-Takeover Provisions.”
Custodian, Administrator and Transfer Agent
The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.
Computershare Trust Company, N.A. serves as the Fund’s dividend disbursing agent and agent under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan Agent”) and Computershare Inc. serves as transfer agent and registrar with respect to the Common Shares of the Fund.
MUFG Investor Services (US) LLC (formerly Rydex Fund Services, LLC) (“MUFG”), serves as the Fund’s administrator. Pursuant to an administration agreement, MUFG provides certain administrative services to the Fund. Pursuant to a fund accounting agreement, MUFG is responsible for maintaining the books and records of the Fund’s securities and cash.

SUMMARY OF FUND EXPENSES
     The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of November 30, 2018 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.
Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	— %(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	— %(1)(2)
Dividend Reinvestment Plan Fees(3)	None

Percentage of Net Assets
Annual Expenses	Attributable to Common Shares(4)
Management Fees(5)(6)	1.60%
Interest Expense(7)	2.19%
Other Expenses(8)	0.23%
Current Income Tax Expense(9)	0.00%
Deferred Income Tax Expense/Benefit(10)	0.00%
Total Annual Expenses	4.02%

(1)
If Common Shares to which this Prospectus relates are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2)
The Adviser has incurred on behalf of the Fund all costs associated with the Fund’s registration statement and any offerings pursuant to such registration statement. The Fund has agreed, in connection with any offering, to reimburse the Adviser for offering expenses incurred by the Adviser on the Fund’s behalf in an amount up to the lesser of the Fund’s actual offering costs or 0.60% of the total offering price of the Common Shares sold in such offering.

(3)	Common Shareholders will pay brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account. See “Automatic Dividend Reinvestment Plan.”
(4)	Based upon net assets attributable to common shares as of November 30, 2018.
(5)
The Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets (net assets plus any assets attributable to Financial Leverage). The fee shown above is based upon outstanding Financial Leverage of 37.8% of the Fund’s Managed Assets. If Financial Leverage of more than 37.8% of the Fund’s Managed Assets is used, the management fees shown would be higher.

(6)
The Adviser has agreed to waive the advisory fees payable with respect to the assets attributable to Common Shares issued pursuant to the Fund’s shelf registration statement (including Common Shares issued pursuant to this Prospectus) for the first three months after such Common Shares are issued and to waive half the advisory fees payable with respect to the assets attributable to such Common Shares for the subsequent three months.

(7)
Includes interest payments on borrowed funds and interest expense on reverse repurchase agreements. Interest payments on borrowed funds is based upon the Fund’s outstanding Borrowings as of November 30, 2018, which included Borrowings under the Fund’s committed facility agreement in an amount equal to 19.6% of the Fund’s Managed Assets, at an annual interest rate cost to the Fund of 3.20%. Interest expenses on reverse repurchase agreements is based on the Fund’s outstanding reverse repurchase agreements as of November 30, 2018, which included leverage in the form of reverse repurchase agreements in an amount equal to 18.2% of the Fund’s Managed Assets, at an annual interest rate cost to the Fund of 3.14%. The actual amount of interest payments and expenses by the Fund will vary over time in accordance with the amount of Borrowings and reverse repurchase agreements and variations in market interest rates.

(8)	Other expenses are based on estimated amounts for the current fiscal year. Other expenses do not include expense related to realized or unrealized investment gains or losses.

(9)
The Fund will be treated for U.S. federal income tax purposes as a taxable regular corporation or so called “C” corporation. As a C corporation the Fund will accrue a deferred tax liability balance for its future tax liability associated with the capital appreciation of its investments and the distributions it receives on equity securities of MLPs considered to be returns of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, will be reflected in its net asset value. Future actual income tax expense, if any, will be incurred over many years depending on if and when investment gains are realized, the then current tax basis of assets, the level of net loss carryforwards and other factors.

(10)
An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment gains/losses and realized and unrealized gains/losses on investments and such expenses/(benefits) may vary greatly from year to year and from to day to day depending on the nature of the Fund’s investments, the performance of those investments, and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2018, the Fund accrued approximately $35.8 million in net deferred tax benefit primarily related to unrealized depreciation on investments. Deferred income tax expense/benefit represents an estimate of the Fund’s potential tax expense/benefit if it were to recognize the unrealized gains/losses on portfolio assets that occurred during the fiscal year ended November 30, 2018, based on the market value and basis of the Fund’s assets as of November 30, 2018.

Example
     As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 4.02% (excluding the Fund’s estimate of Deferred Income Tax Expense/Benefit for the fiscal year ended November 30, 2018) of net assets attributable to Common Shares and (2) a 5% annual return*:
	1 Year	3 Years	5 Years	10 Years
Total Expenses paid by Common Shareholders (1)	$40	$122	$206	$422

(1)	The example above does not include sales loads or estimated offering costs.
*
The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

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FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help you understand the Fund’s financial performance. The information in this table for the past five years is derived from the Fund’s financial statements and has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial highlights, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the year ended November 30, 2018, and are incorporated by reference into the SAI.
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
Per Share Data:	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.63	$14.76	$15.74	$26.73	$24.60
Income from investment operations:
Net investment loss(a) (b)	(0.24)	(0.14)	(0.14)	(0.11)	(0.25)
Net realized and unrealized gain/loss(b)	0.59	(1.27)	0.88	(9.17)	4.06
Total from investment operations	0.35	(1.41)	0.74	(9.28)	3.81
Common shares’ offering expenses charged to paid-in capital	(0.00)	(0.00)*	(0.00)	(0.00)*	(0.00)*
Less distributions from:
Return of capital(c)	(1.40)	(1.72)	(1.72)	(1.71)	(1.68)
Net asset value, end of period	$10.58	$11.63	$14.76	$15.74	$26.73
Market value, end of period	$9.81	$11.12	$14.82	$13.76	$27.51
Total Return(d)
Net asset value	2.13%	(10.38)%	6.32%	(36.06%)	15.61%
Market value	(0.69)%	(14.68)%	22.79%	(45.44%)	16.58%
Ratios/Supplemental Data:
Net assets, end of period (thousands)	$375,079	$411,194	$496,831	$528,392	$891,626
Ratios of net expenses to average net assets:
Including current and deferred income taxes	(7.04)%	(4.74)%	5.05%	(23.57)%	10.58%
Excluding current and deferred income taxes(e)	3.35%	2.55%	2.27%	2.01%	1.79%
Ratio of net investment loss to average net assets:
Including current and deferred income taxes	7.88%	5.63%	(4.34)%	24.80%	(10.33)%
Excluding current and deferred income taxes	(2.50)%	(1.65)%	(1.56)%	(0.78)%	(1.54)%
Portfolio turnover rate	41%	20%	24%	17%	8%
Senior Indebtedness
Borrowings—committed facility agreement (in thousands)	$118,000	$118,000	$183,000	$263,000	$290,000
Asset coverage per $1,000 of indebtedness(f)	$4,179	$4,485	$3,715	$3,009	$4,075

(footnotes on following page)

(financial highlights, cont.)

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,	November 30,
2013	2012	2011	2010	2009
$20.96	$20.17	$19.69	$15.00	$12.09
(0.25)	(0.23)	(0.24)	(0.22)	(0.26)
5.54	2.53	2.11	6.27	4.58
5.29	2.30	1.87	6.05	4.32
(0.02)	(0.01)	–	(0.02)	(0.00)*
(1.63)	(1.50)	(1.39)	(1.34)	(1.41)
$24.60	$20.96	$20.17	$19.69	$15.00
$25.11	$22.03	$21.71	$20.96	$16.24
25.72%	11.69%	9.60%	41.57%	38.03%
21.66%	8.93%	10.73%	38.56%	57.32%
$800,228	$570,127	$494,532	$479,171	$282,089
13.09%	9.98%	9.36%	24.45%	26.32%
1.77%	1.99%	2.06%	2.08%	2.99%
(12.95)%	(9.96)%	(9.36)%	(24.41)%	(26.70)%
(1.63)%	(1.96)%	(2.06)%	(2.04)%	(3.37)%
30%	18%	19%	15%	30%
$259,000	$190,000	$190,000	$170,000	$110,263
$4,090	$4,001	$3,603	$3,819	$3,558

*	Less than $0.005
(a)	Based on average shares outstanding during the period.
(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known.

(c)
For the years ended November 30, 2018, 2017, 2016, 2015 and 2014, approximately $0.37, $0.00, $0.00, $1.36 and $1.23 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(e)	Excluding current and deferred income taxes and interest expense the net operating expense ratio for the years ended November 30 would be:
2018	2017	2016	2015	2014
1.71%	1.61%	1.60%	1.53%	1.42%
(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

DEFERRED INCOME TAX EXPENSE
     The annual expense table set forth under “Summary of Fund Expenses” includes an estimate of deferred income tax expenses/(benefits). For the fiscal year ended November 30, 2018, the Fund accrued approximately $35.8 million in net deferred tax benefit primarily related to unrealized depreciation on investments, despite having a deferred tax expense related to realized gains on investments. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment gains/losses and realized and unrealized gains/losses on investments and such expenses may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. Actual income tax expense (if any) will be incurred over many years, depending on if and when investment gains/losses are realized, the then-current basis of the Fund’s assets, the level of net loss carry-forwards and other factors. The Fund’s deferred income tax expense/(benefit) for the current fiscal year or any future fiscal year may vary greatly from the deferred income tax expense estimated based on the fiscal year ended November 30, 2018. See “Risks—Deferred Tax Risk.” The Fund’s deferred income tax expense/(benefit) as a percentage of net assets attributable to Common Shares at the end of each fiscal year, from inception through November 30, 2018, has been as follows:
Deferred Income Tax
Expense/(Benefit)
Period December 28, 2004 (commencement of operations)
through November 30, 2005	5.52%
Year ended November 30, 2006	11.91%
Year ended November 30, 2007	5.81%
Year ended November 30, 2008	(52.31)%
Year ended November 30, 2009	19.49%
Year ended November 30, 2010	16.89%
Year ended November 30, 2011	6.59%
Year ended November 30, 2012	6.27%
Year ended November 30, 2013	5.98%
Year ended November 30, 2014	8.54%
Year ended November 30, 2015	(38.40)%
Year ended November 30, 2016	2.57%
Year ended November 30, 2017	(4.73)%
Year ended November 30, 2018	(9.55)%

The table set forth below presents the Fund’s annual operating expenses as a percentage of net assets attributable to Common Shares, excluding Deferred Income Tax Expense/Benefit.
Percentage of Net Assets
Annual Expenses Attributable
to Common Shares
Management Fees	1.60%
Interest Expense	2.19%
Other Expenses	0.23%
Current Income Tax Expense	0.00%
Total Annual Expenses (Excluding
Deferred Income Tax Expense)	4.02%

SENIOR SECURITIES
     The following table sets forth information about the Fund’s outstanding senior securities as of the end of each fiscal year since its inception:
			Asset Coverage Per
		Total Principal	$1,000 of
Fiscal Period Ended	Title of Security	Amount Outstanding	Principal Amount
November 30, 2005	Borrowings	$150,000,000	$3,383
November 30, 2006	Borrowings	$150,000,000	$3,709
November 30, 2007	Borrowings	$175,000,000	$3,391
November 30, 2008	Borrowings	$72,262,708	$4,060
November 30, 2009	Borrowings	$110,262,708	$3,558
November 30, 2010	Borrowings	$170,000,000	$3,819
November 30, 2011	Borrowings	$190,000,000	$3,603
November 30, 2012	Borrowings	$190,000,000	$4,001
November 30, 2013	Borrowings	$259,000,000	$4,090
November 30, 2014	Borrowings	$290,000,000	$4,075
November 30, 2015	Borrowings	$263,000,000	$3,009
November 30, 2016	Borrowings	$183,000,000	$3,715
November 30, 2017	Borrowings	$118,000,000	$4,485
November 30, 2018	Borrowings	$118,000,000	$4,179

THE FUND
     The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a statutory trust on October 4, 2004 pursuant to a Certificate of Trust and is governed by the laws of the State of Delaware. The Fund commenced investment operations on December 28, 2004. The Fund’s principal office is located at 227 West Monroe Street, Chicago, Illinois 60606, and its telephone number is (312) 827-0100. Except as otherwise noted, all percentage limitations set forth in this Prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.
USE OF PROCEEDS
     Unless otherwise specified in a supplement to this Prospectus (each a “Prospectus Supplement”), the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of such offering. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents or other securities, including U.S. government securities or high quality, short-term debt securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for this purpose.
MARKET AND NET ASSET VALUE INFORMATION
     The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus, will be, subject to notice of issuance, listed on the New York Stock Exchange (the “NYSE”). The Fund’s Common Shares commenced trading on the NYSE on December 28, 2004.
     The Common Shares have traded both at a premium and at a discount in relation to the Fund’s net asset value (“NAV”) per share. Although the Common Shares recently have traded at a premium to NAV, there can be no assurance that this will continue after the offering nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund’s NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. See “Risks—Market Discount Risk.”
     The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, the NAV per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading. NAV is generally determined on each Tuesday that the NYSE is open for business and the last business day of each calendar month. See “Net Asset Value” for information as to the determination of the Fund’s NAV.

			NAV per Common		Premium/(Discount) on
	NYSE Market		Share on Date of Market		Date of Market Price
	Price Per Share		Price High and Low(1)		High and Low(2)
During Quarter Ended	High	Low	High	Low	High	Low
February 28, 2019	$10.76	$8.41	$11.32	$8.77	(4.95)%	(4.10)%
November 30, 2018	$12.44	$9.29	$13.16	$10.22	(5.47)%	(9.10)%
August 31, 2018	$13.22	$11.52	$14.03	$12.02	(5.77)%	(4.16)%
May 31, 2018	$12.39	$10.41	$12.44	$10.62	(0.40)%	(1.98)%
February 28, 2018	$15.33	$10.94	$14.96	$11.39	2.47%	(3.95)%
November 30, 2017	$13.08	$10.56	$12.58	$11.12	3.97%	(5.04)%
August 31, 2017	$14.49	$11.97	$13.96	$11.74	3.80%	1.96%
May 31, 2017	$16.73	$14.00	$15.55	$13.69	7.59%	2.26%
February 28, 2017	$17.45	$14.42	$16.14	$14.78	8.12%	(2.44)%

(1)	Based on the Fund’s computations.

(2)	Calculated based on the information presented. Percentages are rounded.

 The last reported sale price, NAV per Common Share and percentage discount to NAV per Common Share on March 25, 2019 was $10.52, $11.11 and 5.31%, respectively. As of March 25, 2019, 35,440,768 Common Shares of the Fund were outstanding.
INVESTMENT OBJECTIVE AND POLICIES
Investment Objective
     The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s Common Shares and all distributions made by the Fund to its Common Shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital. There can be no assurance that the Fund will achieve its investment objective.
     The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of energy infrastructure master limited partnerships (“MLPs”) and other energy infrastructure companies. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. For the taxable year ended November 30, 2018, approximately 74% of the distributions made by the Fund to the holders of Common Shares constituted return of capital and approximately 26% were characterized as ordinary dividends.
     The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.
Portfolio Investment Parameters
     Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined herein) in energy infrastructure MLPs and other energy infrastructure companies. The Fund considers an “energy infrastructure” MLP or company to be an MLP or company (i) engaged in the development, construction, distribution, management, ownership, operation and/or financing of energy infrastructure assets, including, but not limited to, assets used in exploration, development, production, generation, transportation (including marine), transmission, terminal operation, storage, gathering, processing, refining, distribution, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity or power generation, or that provides energy-related equipment or services, and that has at least 50% of its assets, income, sales or profits committed to or derived from energy infrastructure related assets or activities or (ii) that have been given a third party industry or sector classification consistent with the energy infrastructure designation.
     “Managed Assets” of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage. Equity securities of energy infrastructure entities include MLP common units, MLP subordinated units, MLP preferred units, MLP general partner interests and equity securities of MLP affiliates, including I-Shares. The Fund may invest in equity securities of energy infrastructure MLPs and other energy infrastructure companies without regard for their market capitalization. For as long as the word “energy infrastructure” is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in energy infrastructure MLPs and other energy infrastructure companies.
     To seek to generate current income, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.
     The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, which may consist of equity securities of energy infrastructure MLPs and other energy infrastructure companies and other securities of public and non-public companies, provided that the Fund will not invest more than 20% of its Managed Assets in restricted securities issued by non-public companies.
     The Fund may invest a total of up to 25% of its Managed Assets in debt securities, of energy infrastructure MLPs and other energy companies and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”); BB or lower by Standard & Poor’s Ratings Group (“S&P”); comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody’s; B- by S&P; comparably rated by another statistical rating organization; or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Fund may invest in debt securities without regard for their maturity.
     The Fund may invest up to 20% of its Managed Assets in equity securities of issuers other than energy infrastructure MLPs and other energy infrastructure companies.
 The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers.
 The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.
 The Fund may invest up to 15% of its Managed Assets in royalty trusts.
     These policies may be changed by the Fund’s Board of Trustees, but no change is anticipated. If the Fund’s policy with respect to investing at least 80% of the Managed Assets of the Fund in energy infrastructure MLPs and other energy infrastructure companies changes, the Fund will provide shareholders at least 60 days’ notice before implementation of the change.
THE FUND’S INVESTMENTS
Master Limited Partnerships
     An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. Any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. An incentive distribution to the general partner provides that as the distribution increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its gross income for each taxable year from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. Therefore, the Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends on their shares of the MLP’s income).
Investment Philosophy
     Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in securities of energy infrastructure MLPs and other energy infrastructure companies that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. A substantial portion of the energy infrastructure MLPs and other energy infrastructure companies in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Sub-Adviser seeks to identify securities offering a combination of quality, growth and yield intended to produce superior total returns over the long run. The stock selection process employed by the Sub-Adviser includes consideration of quantitative, qualitative and relative value factors. The Sub-Adviser emphasizes proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the energy infrastructure MLPs and other energy infrastructure companies in which the Fund invests. In applying its criteria, the Sub-Adviser considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, incentive structure and management team.
Portfolio Contents
     The Fund seeks to achieve its investment objective by investing primarily in securities of energy infrastructure MLPs and other energy infrastructure companies that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. The Fund may invest in other securities described below consistent with the Fund’s investment objective and policies.
     MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.
MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the American Stock Exchange (the “AMEX”) and the NASDAQ Stock Market (the “NASDAQ”). The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are entitled to receive minimum quarterly distributions, including arrearage rights, from the MLP. Minimum quarterly distributions to holders of common units must be satisfied before any distributions may be paid to convertible subordinated unit holders or incentive distributions may be paid to the general partner. In the event of a liquidation, common unit holders have preference to the remaining assets of the MLP over subordinated units, but not over debt holders or preferred unit holders.
MLP Subordinated Units. MLP subordinated units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of

MLPs and institutional holders of such units or will purchase newly issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. Subordinated units typically have limited voting rights similar to common units. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.
MLP Preferred Units. MLP preferred units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
     I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE or the AMEX.
     General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as the distributions increase. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.
     Equity Securities. The Fund may invest in (i) equity securities issued by MLPs and MLP affiliates, including general partners of MLPs, (ii) equity securities issued by other energy infrastructure companies and (iii) equity securities of issuers other than energy infrastructure companies. Other energy infrastructure companies and other issuers in which the Fund may invest may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.
     Restricted Securities. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. “Restricted securities” are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions.
     In connection with its investments in restricted securities, the Fund may invest up to 20% of its Managed Assets in restricted securities issued by non-public companies. In some instances, such investments may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed energy infrastructure MLP or energy infrastructure company or sold to or merged with an existing energy infrastructure MLP or energy infrastructure company in the future.
     Debt Securities. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of energy infrastructure MLPs and other energy infrastructure companies and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund may invest in debt securities which provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund may invest in debt securities of any maturity. Certain bonds are “perpetual” in that they have no maturity date. The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody’s, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. If a debt security purchased by the Fund, which satisfied the Fund’s minimum rating criteria at the time of purchase, is subsequently downgraded below such rating, the Fund will not be required to sell such security. In the event of a such a downgrade, the Sub-Adviser will consider what action to take in the best interest of the Fund and its shareholders.
     Royalty Trusts. The Fund may invest up to 15% of its Managed Assets in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.
     Energy Sector Investments. Many energy infrastructure MLPs and other energy infrastructure companies operate within the energy sector. Therefore, a substantial proportion of the energy infrastructure MLPs and other energy infrastructure companies in which the Fund invests are concentrated in the energy sector of the economy. Such companies engage in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal, or exploring, developing, managing or producing such commodities or products.
     Covered Call Option Strategy. The Fund may employ an option strategy of writing (selling) covered call options on a portion of the securities, including common stock and MLP common units, in the Fund’s portfolio to seek to augment its income and gains by generating option premiums while possibly offsetting a portion of a market decline in the underlying security.
     Call options are contracts representing the right to purchase a security at a specified price (the “strike price”) at or before (depending on the type of option) a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying security and the strike price, as well as the time remaining until the expiration date. The Fund may write call options on securities (including those of energy infrastructure MLPs and other energy infrastructure companies) and securities indices that are listed on a national securities exchange or in the over-the-counter market.
     The Fund will write call options and put options only if they are “covered.” In the case of a call option on a common stock, MLP unit or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. The Fund may not write (sell) “naked” call options, i.e. options representing more shares of the security than are held in the portfolio.
     If an option written by the Fund is exercised, the Fund must deliver the underlying security upon payment of the exercise price at the time called for by the option. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund’s ability to close out over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. See “Investment Objective and Policies—Additional Information Regarding Options” in the SAI.
     Foreign Securities. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or “ADRs,” and may include unsponsored or unregistered depositary receipts. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere.
     Diversification. The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.
Temporary Defensive Investments
     Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in energy infrastructure MLPs and other energy infrastructure companies and will invest at least 65% of its Managed Assets in equity securities of energy infrastructure MLPs and other energy infrastructure companies. However, when a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Adviser or the Sub-Adviser. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See “Investment Restrictions” in the Fund’s SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser and Sub-Adviser, with respect to assets so invested. See “Management of the Fund.” The Fund may not achieve its investment objective during temporary defensive periods.
Certain Other Investment Practices
     Strategic Transactions and Derivatives. In addition to the covered call option strategy described above, the Fund may, but is not required, to utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund’s portfolio, to earn income, to manage the effective maturity or duration of income-producing securities in the Fund’s portfolio or in connection with the Fund’s utilization of Financial Leverage. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on individual securities, equity and fixed-income indices, interest rates, exchange-traded funds and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”). Certain of these Strategic Transactions, such as options, futures contracts and swaps are described briefly below.
     In addition to the covered call option strategy described above, the Fund may purchase or sell, i.e., write, options on securities (including those of energy infrastructure MLPs and other energy infrastructure companies) and securities indices that are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio among other purposes.
     The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices or U.S. government securities.
     The Fund may enter into swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. To the extent consistent with the Fund’s investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract, including interest rate, total return, currency, credit default and other swaps. For more information about the Fund’s use of interest rate swaps and related transactions, see “Use of Financial Leverage—Interest Rate Transactions.”
     In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. New financial products continue to be developed and the Fund may invest in such products, or utilize new techniques or strategies, as they may be developed to the extent consistent with the Fund’s investment objective and regulatory and federal tax requirements applicable to the Fund. For example, to the extent new products are developed, the Fund could seek to obtain exposure to MLPs and MLP affiliates through the use of options, swaps or other derivative instruments.
     The Fund has not adopted a maximum percentage limit with respect to derivative investments. However, the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund’s use of derivative instruments and the effect of derivative transactions on the management of the Fund’s portfolio and the performance of the Fund.
     For a more complete discussion of the Fund’s investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see “Investment Objective and Policies—Additional Information Regarding Options” and “Investment Objective and Policies—Other Derivative Instruments” in the Fund’s SAI.
     When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
     Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s Managed Assets or 5% of such issuer’s voting securities. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
     Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Adviser, the Sub-Adviser or any of their affiliates.
     Other Investment Companies. The Fund may invest up to 10% of the Fund’s Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Sub-Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of Common Shares or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus. As described in the section entitled “Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.
     Loans of Portfolio Securities. To increase income, the Fund is permitted to lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s Managed Assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. The Fund has no present intention to lend its portfolio securities. See “Investment Objective and Policies—Loans of Portfolio Securities” in the Fund’s SAI.
Portfolio Turnover
     The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). For the fiscal years ended November 30, 2018 and November 30, 2017, the Fund’s portfolio turnover rate was 41% and 20%, respectively.
Investment Restrictions
     The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act, (and preferred shares, if any, voting together as a single class). See “Investment Restrictions” in the Fund’s SAI for a complete list of the fundamental investment policies of the Fund. As a result of the use of Financial Leverage (as defined below), the Fund may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on the Financial Leverage.
USE OF FINANCIAL LEVERAGE
     The Fund may seek to enhance the level of its current distributions by the use of financial leverage through the issuance of preferred shares (“Preferred Shares”), through borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”) or through a combination of Preferred Shares, Borrowings and/or reverse repurchase agreement transactions (collectively, “Financial Leverage”). The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. The amounts of the Fund’s Leverage outstanding may vary over time and such amounts will be reported in the Fund’s audited and unaudited financial statements contained in the Fund’s annual and semi-annual reports to shareholders. Following the issuance of additional Common Shares pursuant to this Prospectus, the Fund may increase the amount of Financial Leverage while maintaining the percentage of the Fund’s Managed Assets attributable to Financial Leverage. Under current market conditions, the Sub-Adviser generally targets financial leverage of 22% to 28% of the Fund’s Managed Assets; however, there can be no assurance that the Fund’s leverage target will be achieved. So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. Any use of Financial Leverage must be approved by the Fund’s Board of Trustees. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
Borrowings
     As noted above, the Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. Under the 1940 Act the Fund may not incur Borrowings if, immediately after incurring such Borrowings, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Borrowings outstanding, the Fund is required to have at least three dollars of assets). However, the 1940 Act does not require the Fund to pay down outstanding Borrowings in the event that asset coverage declines below 300% as a result of market movements. Therefore, as a result of declines in the value of the Fund’s portfolio holdings, the Fund may, subject to the terms of the Fund’s credit facility, have outstanding borrowings which exceed 33 1/3% of the Fund’s managed assets. In determining whether to pay down outstanding Borrowings in such circumstances, the Fund will consider a variety of factors, including the Sub-Adviser’s assessment of the market, the structure and terms of the borrowings and whether dispositions of portfolio securities would be necessary and the impact of any such dispositions. Except with respect to certain privately arranged Borrowings, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. The Fund may also utilize Borrowings in compliance with the 1940 Act for temporary purposes, such as the settlement of transactions, in an amount not to exceed 5% of the Fund’s total assets.
     The terms of any such Borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Borrowings, which right will be senior to those of the Common Shareholders. Any such Borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.
     Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
     The 1940 Act grants to the lenders to the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. For certain types of Borrowings, failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.
     Credit Facility. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, dated as of September 26, 2008, as amended through the date hereof, pursuant to which the Fund may borrow up to $325 million. Interest payable by the Fund on borrowings under the committed facility agreement is based on 3-month LIBOR plus 0.95%. On November 30, 2018, outstanding Borrowings under the committed facility agreement were approximately $118 million, which represented approximately 19.6% of the Fund’s Managed Assets as of such date. See “Description of Capital Structure—Borrowings—Credit Facility.”
Preferred Shares
     Any offering of Preferred Shares is subject to market conditions and the Fund’s receipt of a top credit rating on the Preferred Shares from one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) (most likely Moody’s and/or Fitch Ratings (“Fitch”)).
     Because the aggregate liquidation preference of Preferred Shares would have a senior claim on the assets of the Fund, changes in the value of the Fund’s portfolio securities and costs attributable to Preferred Shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the Financial Leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an “asset coverage” of at least 200%. For these purposes, “asset coverage” means the ratio of (i) total assets less all liabilities and indebtedness not represented by “senior securities” to (ii) the amount of “senior securities representing indebtedness” plus the “involuntary liquidation preference” of the Preferred Shares. “Senior security” means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. “Senior security representing indebtedness” means any “senior security” other than equity shares. The “involuntary liquidation preference” of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.
     In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.
     If Preferred Shares are outstanding, two of the Fund’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by Common Shareholders and holders of Preferred Shares voting together as a single class. In the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.
     The Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede the Adviser or the Sub-Adviser, as the case may be, from managing the Fund’s assets in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the NRSROs would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares (expected to be AAA/Aaa), the Fund will not issue Preferred Shares.
Reverse Repurchase Agreements
     In reverse repurchase agreement transactions, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the reverse repurchase transaction, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of reverse repurchase transactions.
     With respect to any reverse repurchase agreement or similar transaction, the Fund’s Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

     With respect to Financial Leverage incurred through reverse repurchase agreement transactions and economically similar transactions, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements and economically similar transactions will not be limited by the 1940 Act. However, the Fund’s use of leverage through reverse repurchase agreements and economically similar transactions will be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.
     On November 30, 2018, the Fund had approximately $110 million in reverse repurchase agreements outstanding, which represented approximately 18.2% of the Fund’s Managed Assets as of such date.
Effects of Financial Leverage
     Assuming that the Fund’s total Financial Leverage represented approximately 37.8% of the Fund’s Managed Assets (based on the Fund’s outstanding Financial Leverage of of November 30, 2018) and interest costs to the Fund at a combined average annual rate of 3.17% (based on the Fund’s average annual leverage costs for the fiscal year ended November 30, 2018) with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 1.20% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.
     The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 37.8% of the Fund’s Managed Assets. See “Risks.” The table does not reflect any offering costs of Common Shares or Borrowings.
Assumed portfolio total return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share total return	(18.00)%	(9.97)%	(1.93)%	6.11%	14.15%

     Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.
     During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s fees and expenses. The Fund generally will not use Financial Leverage if the Adviser and the Sub-Adviser anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.
Interest Rate Transactions
     In connection with any such use by the Fund of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.

     The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.
     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.
     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.
     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.
     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.
     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.
     The Fund may choose or be required to prepay Borrowings. Such a prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.
RISKS
     Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Not a Complete Investment Program
     The Fund is intended for investors seeking a high level of after-tax total return, with an emphasis on current distributions paid to shareholders, over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.
Investment and Market Risk
     An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.
Risk of Investing in MLP Units
     The Fund’s investments in MLP units expose the Fund to risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
Tax Risks
     As a result of the unique characteristics of MLP investments, the Fund will be subject to certain tax related risks.
     MLP Tax Risk. The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives (in relation to the taxable income it recognizes) with respect to its investments in the MLP entities, which is something over which the Fund has no control. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would also have the effect of reducing the amount of cash available for distribution by the MLP and causing such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits (thus accelerating the recognition of taxable income). Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.
     In addition, recently enacted legislation (which by its terms is scheduled to become effective for taxable years beginning after December 31, 2017) generally requires that taxes, penalties, and interest associated with an audit of a partnership be assessed and collected at the partnership level. Accordingly, even if an MLP in which we invest were to remain classified as a partnership, it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and we, as a direct or indirect partner of such MLP, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of the Common Shares.
     If the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that exceeds the Fund’s allocable share of the MLP’s taxable income is essentially treated as return of capital. However, any such return of capital will decrease the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on its allocable share of the portion of the MLP’s income that is not offset by the MLP’s tax deductions. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund’s current tax liability. A decline in the percentage of the MLPs’ income that is offset by tax deductions or an increase in the Fund’s portfolio turnover could increase the Fund’s tax liability and reduce the portion of the distributions paid by the Fund that is treated as return of capital and/or capital gain, as the case may be, and increase the portion treated as taxable dividend income. This generally would result in lower after-tax distributions to shareholders.
     Tax Law Change Risk. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. Changes in tax laws or regulations or future interpretations of such laws or regulations could adversely affect the Fund, the MLP entities in which the Fund invests and/or the Fund’s shareholders.
     For example, if as a result of a change in the tax laws, MLPs are required to be treated as corporations rather than partnerships for tax purposes, MLPs would be subject to entity level tax at corporate tax rates and any distributions received by the Fund from an MLP would be treated as dividend income to the extent it was attributable to the MLP’s current or accumulated earnings and profits. Such treatment would negatively impact the amount and tax characterization of distributions received by the Fund’s shareholders.
     The recently enacted Tax Cuts and Jobs Act (the ‘‘TCJA’’) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to ‘‘sunset’’ provisions, the elimination or modification of various previously allowed deductions (including changes to the manner in which depreciation deductions are calculated and substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, changes that affect the timing of the recognition of certain items of income and significant changes to the international tax rules. The effect of these, and the many other, changes made in the TCJA is uncertain, both in terms of their direct effect on the taxation of an investment in our Common Shares or our investments in MLP interests and their indirect effect on the value of our assets or our Common Shares or market conditions generally. Furthermore, many of the provisions of the TCJA still require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on us. Technical corrections legislation also may be proposed with respect to the TCJA, the effect of which cannot be predicted.
     Tax Reporting Risk. Common Shareholders will receive a single Form 1099, while the Fund will receive Schedule K-1s from each MLP in which it is invested. However, the MLPs in which the Fund invests generally will not deliver their Schedule K-1s to the Fund until after the Fund must deliver Form 1099s to its Common Shareholders. If the Schedule K-1s received by the Fund show that the Fund’s estimates regarding its income attributable to such MLPs were incorrect, the Fund may have to send corrected Form 1099s to its Common Shareholders, which may result in a Common Shareholder being required to request an extension to file its tax return or to amend a previously filed tax return.
Deferred Tax Risk
     As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value, the Fund will account for its deferred tax liability and/or asset.
     The Fund will accrue a deferred income tax liability, at an assumed federal, state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the

Fund on equity securities of MLPs considered to be return of capital. Any deferred tax liability will reduce the Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP’s tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund’s deferred tax assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share.
     The Fund will accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with realized and unrealized net operating losses and capital losses. Any deferred tax asset will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required, which would offset the value of some or all of the deferred tax asset. The need to establish a valuation allowance for a deferred tax asset is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740, formerly SFAS No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
     The Fund’s deferred tax liability and/or asset is estimated using estimates of effective tax rates expected to apply to taxable income in the years such taxes are realized. For purposes of estimating the Fund’s deferred tax liability and/or asset for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner, with the result that the Fund’s estimates regarding its deferred tax liability and/or asset could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material. See “—Tax Risks.”
Affiliated Party Risk
     Certain energy infrastructure MLPs and other energy infrastructure companies in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such entities and ability of such entities to make distributions to unit holders, such as the Fund, would be adversely affected.
Equity Securities Risk
     A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks and other equity securities of other energy infrastructure companies and other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
     MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.
     The Fund may invest in equity securities issued by MLP affiliates, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Investments in the MLP affiliates would be expected by the Sub-Adviser to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.
     I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common unit, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are subject to the same risks as holders of MLP common units.
     The Fund may invest in equity securities of other energy infrastructure companies. Non-MLP energy infrastructure companies in which the Fund invests are generally taxed as corporations. Such companies thus pay corporate-level taxes on their net taxable income and may not offer certain other advantageous tax characteristics of MLP investments. The prices of equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities in which the Fund invests. Equity securities are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky and more experience significantly greater price volatility than preferred stock or debt instruments of such issuers.
Concentration Risk
     Because the Fund is focused in companies in the energy sector of the economy, the Fund may be more susceptible to risks associated with such sectors. The Fund will concentrate its investments in the industry or group of industries that make up the energy sector. A downturn in the energy sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.
Energy Sector Risks
     The Fund will concentrate its investments in the industry or group of industries that make up the energy sector. As a result, the Fund will be more susceptible to adverse economic, political, legislative or regulatory occurrences affecting the energy sector. Risks associated with investments in energy companies (including MLPs) include the following:
     Commodity Price Risk. Energy companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices may be influenced by changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries), market conditions, weather patterns, domestic production levels, volume of imports, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries (“OPEC”), taxation, tariffs, and the availability and costs of local, intrastate and interstate transportation methods, among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of energy companies. Recently, oil prices have declined significantly and experienced greater volatility. This may adversly impact energy companies. Such companies growth prospects and ability to pay high dividends may be negatively impacted, would could adversly impact the net asset value of the Common Shares and the ability of the Fund to continue to pay dividends at current levels. See “—Recent Developments Regarding the Energy Sector.”

     Supply and Demand Risk. Energy companies may be impacted by the levels of supply and demand for energy commodities. Energy companies could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources, depressed commodity prices, catastrophic events, labor relations, increased environmental or other governmental regulation, equipment malfunctions and maintenance difficulties, import volumes, international politics, policies of OPEC, and increased competition from alternative energy sources, among others. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources, legislation intended to promote the use of alternative energy sources; and increased commodity prices, among others. Demand for energy commodities has recently declined. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. See “—Recent Developments Regarding the Energy Sector.”
     Depletion Risk. Energy companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.
     Regulatory Risk. The energy sector is highly regulated. Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may become subject to additional regulation or be declared hazardous, sometimes retroactively, by a regulatory agency. Such actions could increase production costs and reduce supply, which may have an adverse impact on energy companies that utilize such by-product or process and on other energy companies that rely on a supply of the impacted energy commodity. Examples of governmental regulations which impact energy companies include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations and the permits issued under them is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties including civil fines, injunctions or both. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy companies. Energy companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters, which may impose additional costs or limit certain operations by energy companies operating in various sectors.
     Environmental Risk. There is an inherent risk that energy companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of energy companies, and the cost of any remediation that may become necessary. Energy companies may not be able to recover these costs from insurance. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: (i) the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions, (ii) the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal.
     Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. There is an inherent risk that energy companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of energy companies. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. Energy companies may not be able to recover these costs from insurance.
     Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. Such measures, including carbon taxes or further emission restrictions or regulations, could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by energy companies. The potential for the imposition of such measures may negatively impact energy companies generally. In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.
     Acquisition Risk. Energy companies in which the Fund invests may depend on the ability of such entities to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such energy companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that energy companies are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies, assumption of liabilities, indemnification, customer losses, key employee defections, distraction from other business operations, and unanticipated difficulties in operating or integrating new product areas and geographic regions, among others.
     Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of energy companies to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of energy companies in which the Fund invests. Rising interest rates may also impact the price of the securities of energy companies as the yields on alternative investments increase.
     Weather Risk. Weather plays a role in the seasonality of some energy companies’ cash flows. Energy companies in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane companies experience decreased demand for their product. Although most energy companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an energy company from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many energy companies’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
     Catastrophic Event Risk. Energy companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of energy companies. Energy companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
     Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An energy company’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an energy company could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy company. Oil and gas energy companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
     Legislation Risk. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect energy companies in which the Fund invests and/or the energy sector generally.
Recent Developments Regarding the Energy Sector
     Recent Developments Regarding Commodity Prices. Prices of oil and other energy commodities have declined significantly and experienced significant volatility during recent years and oil prices have recently approached ten year lows. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. As a result, many companies in which the Fund may invest have been and may continue to be adversely impacted by declines in, and volatility of, prices of energy commodities. Demand for energy commodities has recently declined. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. Slower global growth may lower demand for oil and other energy commodities and increased exports by Iran with the end of sanctions may increase supply, exacerbating oversupply of such commodities and further reducing commodity prices. Continued low prices for energy commodities, or continued volatility of such prices, could further erode such companies’ growth prospects and negatively impact such companies’ ability to sustain attractive distribution levels, which could adversely impact the net asset value of the

Common Shares and the ability of the Fund to continue to pay distributions on the Common Shares at current levels. Because the Fund is focused in energy companies operating in the industry or group of industries that make up the energy sector of the economy, the Fund may be more susceptible to risks associated with energy commodity prices than an investment company that does not concentrate in such sector.
     Recent Developments Regarding Energy Infrastructure MLP Distributions. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such MLP’s operations. Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. Recently, a number of MLPs have reduced, suspended or eliminated their distributions. Such distribution reductions could adversely impact the ability of the Fund to continue to pay distributions on the Common Shares at current levels.
     Recent Developments Regarding MLP Debt Restructurings. Adverse developments in the energy sector may result in MLPs seeking to restructure debt or file for bankruptcy. Limited partners in such MLPs, such as the Fund, may owe taxes on debt that is forgiven in a bankruptcy or an out-of-court restructuring, as cancellation of debt income, which creates a tax liability for investors without an associated cash distribution. While an MLP facing a debt restructuring may seek to implement structures that would limit the tax liability associated with the debt restructuring, there can be no assurance that such structures could be successfully implemented or would not have other adverse impacts on the Fund as an investor in the MLP.
Industry Specific Risks
     Energy companies are also subject to risks that are specific to the industry they serve.
     Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends.
     In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.on the income generated by them.
     Midstream. Midstream energy infrastructure MLPs and other energy infrastructure companies and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
     Upstream. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.
     Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
     Oil and Gas Production. In addition to other risks described herein, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil, natural gas and/or refined petroleum products are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. In addition the oil and gas industries may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil, natural gas and refined petroleum products as a result of accidents or catastrophic events and the reactions thereto, among others.
     Propane. Propane companies are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.
     Coal. Energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events and health claims and economic conditions, among others. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.
     Marine Transportation. Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile due to the many conditions and factors that may affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.
     Fracturing Services. Changes in laws or government regulations regarding hydraulic fracturing could increase a company’s costs of doing business, limit the areas in which it can operate and reduce oil and natural gas production by the company. Hydraulic fracturing involves the injection of water, sand or an alternative proppant and chemicals under pressure into target geological formations to fracture the surrounding rock and stimulate production. Recently, there has been increased public concern regarding an alleged potential for hydraulic fracturing to adversely affect drinking water supplies, and proposals have been made to enact separate federal, state and local legislation that would increase the regulatory burden imposed on hydraulic fracturing. Congress has in recent legislative sessions considered legislation to amend the Safe Drinking Water Act (the “SDWA”), including legislation that would repeal the exemption for hydraulic fracturing from the definition of “underground injection” and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require disclosure of the chemical constituents of the fluids used in the fracturing process, were proposed in recent sessions of Congress. The U.S. Congress may consider similar SDWA legislation in the future. In addition, the EPA has asserted federal regulatory authority pursuant to the SDWA over certain hydraulic fracturing activities involving the use of diesel fuels and published permitting guidance on February 11, 2014 addressing the performance of such activities using diesel fuels in those states where EPA is the permitting authority.
     Presently, hydraulic fracturing is regulated primarily at the state level, typically by state oil and natural gas commissions and similar agencies. Several states, such as Texas and Pennsylvania, have either adopted or proposed laws and/or regulations to require oil and natural gas operators to disclose chemical ingredients and water volumes used to hydraulically fracture wells, in addition to more stringent well construction and monitoring requirements. The availability of information regarding the constituents of hydraulic fracturing fluids could make it easier for third parties opposing the hydraulic fracturing process to initiate legal proceedings based on allegations that specific chemicals used in the fracturing process could adversely affect groundwater. Disclosure of proprietary chemical formulas to third parties or to the public, even if inadvertent, could diminish the value of those formulas and could result in competitive harm to companies. Various federal, state and local limitations may prohibit or restrict drilling and hydraulic fracturing operations in certain locales including geographic locales considered environmentally sensitive such as wetlands, endangered species habitats, floodplains, and the like. If hydraulic fracturing becomes regulated at the federal level as a result of federal legislation or regulatory initiatives by the EPA, fracturing activities could become subject to additional permitting requirements, and also to attendant permitting delays and potential increases in cost, which could adversely affect a company’s business.
Small Capitalization Risk
     The Fund may invest in securities of energy infrastructure MLPs and other energy infrastructure companies and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
Restricted Securities Risk
     The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.
Risk Associated with an Investment in Initial Public Offerings
     Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.
Unseasoned Companies Risk
     The Fund may invest in companies that (together with their predecessors) have shorter operating histories. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.
Risk Associated with a Private Investment in Public Equity Transactions
     Investors in private investment in public equity (“PIPE”) transactions purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.
Cash Flow Risk
     The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. Reductions in distributions paid by energy infrastructure MLPs and other energy infrastructure companies held by the Fund may reduce the value of such holdings, and as a result, the value of the Fund’s Common Shares. In addition, any such reductions in distributions paid by energy infrastructure MLPs and other energy infrastructure companies may adversely impact the Fund’s ability to maintain its distribution rate.
Distribution Risk
     The Fund will seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital. To the extent that the Fund’s cash flow is derived primarily from MLP distributions that consist of return of capital, the Fund anticipates that a significant portion of the Fund’s distributions to Common Shareholders will consist of return of capital. However, to the extent that the Fund’s cash flow is derived from distributions of the Fund’s share of an MLP’s taxable income, or from other amounts that are attributable to taxable income, such as distributions from other energy infrastructure companies, income or gain on the sale of portfolio securities or in connection with derivatives transactions, the portion of the Fund’s distributions to Common Shareholders treated as taxable dividend income could be increased. In addition, if the Fund generates current earnings and profits (as determined for U.S. federal income tax purposes) in a particular taxable year, a distribution by the Fund to its shareholders in that year will be wholly or partially taxable even if the Fund has an overall deficit in its accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. There can be no assurance as to what portion of any future distribution will consist of return of capital or taxable dividend income. For the taxable year ended November 30, 2018, approximately 74% of the distributions made by the Fund to the holders of Common Shares constituted return of capital and approximately 26% were characterized as ordinary dividends. However, to the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a lesser percentage of future distributions by the Fund to holders of its Common Shares may be treated as a return of capital for U.S. federal income tax purposes and a greater percentage of future distributions may be treated as ordinary income.
ETNs Risk
     ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.
Liquidity Risk
     MLP common units and other equity securities in which the Fund invests often trade on national securities exchanges, including the NYSE, the AMEX and the NASDAQ. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.
Valuation Risk
     Market prices generally will be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner interests and restricted or unregistered securities of private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of the Sub-Adviser than for valuation of securities for which an active trading market exists.
Inflation/Deflation Risk
     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest Rate Risk
     Interest rate risk is the risk that fixed income securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The net asset value and market price of the Common Shares will tend to decline as a result of the Fund’s investment in such securities if market interest rates rise.
     During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.
     In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities.

     Market interest rates for investment grade fixed income securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund’s net assets to decline) and may increase the degree to which asset values may decline in such events.
     While interest rates are near historically low levels, during periods of declining interest rates, the issuer of a fixed-income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk
     The Fund may invest in fixed-income securities rated below investment grade (that is, rated Ba or lower by Moody’s; BB or lower by S&P; comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality), which are commonly referred to as “junk bonds.” Investment in securities of below-investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.
Portfolio Turnover Risk
     The Fund’s portfolio turnover rate may vary greatly from year to year. The Fund cannot predict its annual portfolio turnover rate with accuracy; however, under normal market conditions it is not expected to exceed 30%. Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund’s investment decisions. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable at the Fund level and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Common Shareholders being treated as dividends. Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.
Foreign Securities Risk
     Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.
     There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.
     ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Derivatives Risk
     In addition to the covered call option strategy described above, the risks of which are described above, the Fund may, but is not required to, utilize futures contracts, options and over-the-counter derivatives contracts, among other Strategic Transactions, for purposes such as to seek to earn income, facilitate portfolio management and mitigate risks. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). If the Sub-Adviser’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, futures contracts and options on futures contracts and securities indices include:
•	dependence on the Sub-Adviser’s ability to predict correctly movements in the direction of interest rates and securities prices;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•
the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.
     Futures Transactions Risk. The Fund may invest in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:
•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the return of the Fund due to their use for hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits on price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.
     Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
     Risks Associated with Options on Securities. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. To the extent that the Fund writes covered put options, the Fund will bear the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock. To the extent that the Fund writes covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. See “Investment Objective and Policies—Additional Risks Relating to Derivative Instruments—Risks Associated with Options on Securities” in the Statement of Additional Information.
     Swaps Risk. Swap transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of derivative instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.
Market Discount Risk
     The Fund’s Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to net asset value. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to net asset value. The Fund’s Common Shares have recently traded at a substantial premium to net asset value per share, which may not be sustainable. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the net asset value per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases have traded above net asset value. Recent developments regarding the energy sector and investor perception regarding the energy sector generally may adversely impact the market for the Common Shares and increase the likelihood that the Common Shares will trade at a discount. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s net asset value as a result of the Fund’s investment activities. The Fund’s net asset value will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of holders of Common Shares to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then-current net asset value, subject to certain conditions, and such sales of Common Shares at price below net asset value, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.
     Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s net asset value. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the

Fund cannot predict whether the Common Shares will trade at, below or above net asset value, or at, below or above the public offering price for the Common Shares.
Dilution Risk
     The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below net asset value pursuant to the consent of holders of Common Shares, shareholders will experience dilution of the aggregate net asset value per Common Share because the sale price will be less than the Fund’s then-current net asset value per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See “Description of Capital Structure—Common Shares—Issuance of Additional Common Shares.”
Other Investment Companies Risk
     The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus.
     On December 19, 2018, the SEC published a proposed rule that, if adopted, would change the regulation of investments in other investment companies. The SEC is currently seeking public comments on numerous aspects of the proposed rule, and as a result the nature of any final regulations is uncertain at this time. Such regulations could permit closed-end funds to invest in other investment companies in excess of the limits of section 12(d)(1) of the 1940 Act. The Adviser and Sub-Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Adviser and Sub-Adviser intend to monitor developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
Royalty Trust Risk
     Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs, including commodity price volatility risk, cash flow risk and depletion risk.
Financial Leverage Risk
     Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.
     Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.
     It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
     Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
     Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
     Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
     If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on common shares at historical levels and common shareholders will bear any costs associated with selling portfolio securities.
Competition Risk
     Since the time of the Fund’s initial public offering a number of alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact its ability to make dividend payments.
Affiliated Transaction Restrictions Risk
     From time to time, the Fund may “control” or may be an “affiliate”, each as defined in the 1940 Act, of one or more portfolio companies. In general, under the 1940 Act, the Fund would “control” a portfolio company if it owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser and Sub-Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or Sub-Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

Conflicts of Interest Risk
     Guggenheim Partners is a global asset management and investment advisory organization. Guggenheim Partners and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Partners and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Fund may directly or indirectly invest. These interests may cause the Fund to be subject to regulatory limits, and in certain circumstances, these various activities may prevent the Fund from participating in an investment decision. As a result, activities and dealings of Guggenheim Partners and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim Partners and its affiliates. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 (the “Advisers Act”) and the requirements of the 1940 Act, the Adviser may have to allocate a limited investment opportunity among its clients. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that the Adviser or its affiliates (or other accounts managed by the Adviser or its affiliates) control, or companies in which the Adviser or its affiliates have interests or with whom they do business. For example, affiliates of the Adviser may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the markets for loans may restrict the Fund’s ability to acquire some loans or affect the timing or price of such acquisitions. To address these conflicts, the Fund and Guggenheim Partners and its affiliates have established various policies and procedures that are reasonably designed to detect and prevent such conflicts and prevent the Fund from being disadvantaged. For additional information about potential conflicts of interest, and the way in which the Adviser and its affiliates address such conflicts, please see “Management of the Fund—Potential Conflicts of Interest” in the SAI.
Delay in Investing the Proceeds of this Offering Risk
     Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for energy infrastructure MLPs and other energy infrastructure company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in energy infrastructure MLPs and other energy infrastructure company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any payment of distributions to Common Shareholders. As a result, the return and yield on the Common Shares following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its objective and policies. See “Use of Proceeds.”
Non-Diversified Status Risk
     The Fund is a non-diversified investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issue. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are a limited number of publicly traded MLPs. The Fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other energy infrastructure companies and securities of issuers other than energy infrastructure companies, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Shares.

Management Risk
     The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund’s sub-adviser, responsible for management of the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Geopolitical and Market Disruption Risk
     The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the United Kingdom’s pending withdrawal from the European Union (the “EU”) and the resulting profound and uncertain impacts on the economic and political future of the United Kingdom, the exit or potential exit of one or more countries from the EU or the European Monetary Union (the “EMU”), the EU and global financial markets, further downgrade of U.S. Government securities, the change in the U.S. president and the new administration and other similar events, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.
Recent Market Developments Risk
     Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.
     Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

UK Departure from EU Risk
     On Thursday June 23, 2016, voters in the United Kingdom referendum (the “Referendum”) on the question of whether to remain or leave the European Union (the “EU”) voted in a majority in favor of leaving the EU. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and financial markets generally. In March 2017, the British Parliament passed a bill authorizing the British Government to invoke Article 50 of the Treaty on European Union –the formal process of withdrawing from the EU. Invoking Article 50 will give the United Kingdom two years to negotiate a separation with the other members of the EU. The full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. However, the Referendum has led to significant uncertainty in the business, legal and political environment in the United Kingdom, the EU and worldwide.
     Risks associated with the outcome of the Referendum include short and long term market volatility and currency volatility, macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Trust), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.
Redenomination Risk
     The result of the Referendum, the progression of the European debt crisis and the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the euro as a common currency, has created significant volatility in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Legislation and Regulation Risk
     At any time after the date hereof, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Legislation or regulation may change the way in which the Fund itself is regulated. The Adviser and the Sub-Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.
     The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund and its counterparties.

     On December 11, 2015, the SEC published a proposed rule that, if adopted, would change the regulation of the use of derivative instruments and financial commitment transactions by registered investment companies. The SEC sought public comments on numerous aspects of the proposed rule, and as a result the nature of any final regulations is uncertain at this time. Such regulations could limit the implementation of the Fund’s use of derivatives and reverse repurchase agreement transactions and impose additional compliance costs on the Fund, which could have an adverse impact on the Fund.
     The current presidential administration has called for, and in certain instances has begun to implement, significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.
     As described above, the TCJA makes substantial changes to the Code. The effect of the changes on us or on investment in our Common Shares remains uncertain.
LIBOR Risk
     Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund utilizes leverage or borrowings primarily based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.
     In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.
Technology Risk
     As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.
Cyber Security Risk
     The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.
Anti-Takeover Provisions
     The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”
MANAGEMENT OF THE FUND
Trustees and Officers
     The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Adviser and the Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.
The Adviser
     Guggenheim Funds Investment Advisors, LLC, a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”), acts as the Fund’s investment adviser pursuant to an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”). The Adviser is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. The Adviser is a Delaware limited liability company, with its principal offices located at 227 West Monroe Street, Chicago, Illinois 60606.
     Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $265 billion of assets as of December 31, 2018. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.
     Pursuant to the Advisory Agreement, the Fund pays to the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average Managed Assets (from which the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average Managed Assets).
     The Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund’s Sub-Adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.
     In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
     A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees is available in the Fund’s semi-annual report to shareholders for the period ended May 31, 2018.
The Sub-Adviser
     Advisory Research, Inc. acts as the Fund’s sub-adviser pursuant to an investment sub-advisory agreement among the Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a Delaware corporation, located at 180 N. Stetson Avenue, Suite 5500, Chicago, Illinois 60601, and is a registered investment advisor to investment portfolios with more than $6.0 billion in assets managed and advised as of December 31, 2018.
     The MLP Team is responsible for the management of the Fund’s portfolio of securities. As of December 31, 2018, the MLP Team managed approximately $3.1 billion in MLP and energy infrastructure assets for open and closed end mutual funds, public pension plans, foundations and private wealth individuals. The Sub-Adviser is a wholly-owned subsidiary of Piper Jaffray Companies. The MLP Team believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.
     Pursuant to the Sub-Advisory Agreement, the Adviser pays to the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average Managed Assets.
     The Sub-Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.
     A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees is available in the Fund’s semi-annual report to shareholders for the period ending May 31, 2018.
Fee Waiver
     Each of the Adviser and the Sub-Adviser has agreed to waive the advisory fees and sub-advisory fees, respectively, payable with respect to the assets attributable to Common Shares issued pursuant to the Fund’s shelf registration statement (including Common Shares issued pursuant to this Prospectus), for the first three months after such Common Shares were issued and to waive half of such advisory fees and sub-advisory fees payable with respect to assets attributable to such Common Shares for the subsequent three months. All outstanding Common Shares will share pro rata in the reduced advisory fees with respect to the assets attributable to Common Shares issued pursuant to the Fund’s shelf registration statement.

Portfolio Management
     James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant’s portfolio.
     Mr. Cunnane has served as portfolio manager of the Fund since the Fund’s inception. Mr. Cunnane is a Managing Director and the Chief Investment Officer of the MLP Team. He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee. He has been a Master Limited Partnership portfolio manager since joining the MLP Team in 1996. Mr. Cunnane has over 26 years of portfolio management and securities research experience. Prior to joining the Sub-Adviser, Mr. Cunnane worked as a research analyst with A.G. Edwards & Sons. Mr. Cunnane also worked as an analyst for Maguire Investment Advisors, where he gained extensive experience in the development of master limited partnership and small- and mid-cap stock portfolios. Mr. Cunnane holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA) charterholder. He serves as an independent trustee to several institutional investment plans and is a member of the Board of Directors of St. Patrick’s Center.
     Mr. Kiley, with over 18 years investment experience, has served as portfolio manager of the Fund since 2008. Mr. Kiley is a Managing Director and the Senior Portfolio Manager of the MLP Team and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process. Prior to joining the MLP Team in 2005, Mr. Kiley was Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar. Mr. Kiley serves on the finance committee of the Rossman School and The Magic House.
     The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.
NET ASSET VALUE
     The net asset value of the Common Shares is calculated by subtracting the Fund’s total liabilities (including from current and deferred incomes taxes and from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets, including any deferred income tax asset, less any applicable valuation allowance). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the NYSE on each day on which there is a regular trading session on the NYSE. Information that becomes known to the Fund or its agent after the Fund’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s previously determined net asset value.
     The Fund values readily marketable securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the NASDAQ are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by the NASDAQ each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, the NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and ask prices at the close on those exchanges on which they are traded. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees of the Fund believe accurately reflects fair value.

     When the Fund writes a call or put option, it records the premium received as an asset and equivalent liability and, thereafter, adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value.
     The Fund’s securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE.
     The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.
     The Fund values securities for which market quotations are not readily available, including restricted securities, in accordance with valuation guidelines that the Trustees of the Fund believe accurately reflect fair value. In addition, the Adviser or Sub-Adviser believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based upon such valuation guidelines.
     Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.
     As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value, the Fund will account for it deferred tax liability and/or asset.
     The Fund will accrue a deferred income tax liability, at an assumed federal, state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital. Any deferred tax liability will reduce the Fund’s net asset value.
     The Fund will accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with realized and unrealized net operating losses and capital losses. Any deferred tax asset will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required, which would offset the value of some or all of the deferred tax asset. The need to establish a valuation allowance for a deferred tax asset is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740, formerly SFAS No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
     The Fund’s deferred tax liability and/or asset is estimated using estimates of effective tax rates expected to apply to taxable income in the years such taxes are realized. For purposes of estimating the Fund’s deferred tax liability and/or asset for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner, with the result that the Fund’s estimates regarding its deferred tax liability and/or asset could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.
DISTRIBUTIONS
     The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLPs, dividends from common stocks, interest from debt securities, gains from options transactions and income from other investments of the Fund; less operating expenses, taxes on the Fund’s taxable income, and the costs of any Financial Leverage utilized by the Fund. Expenses of the Fund will be accrued each day. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. The Fund cannot assure you, therefore, as to what percentage of the dividends paid on the Common Shares will consist of return of capital. All realized capital gains, if any, net of applicable taxes, will be retained by the Fund.
     Distributions by the Fund, whether paid in cash or in additional Common Shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.
     Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.
     To permit the Fund to maintain more stable quarterly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Over time, all the net investment income of the Fund will be distributed. Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.
AUTOMATIC DIVIDEND REINVESTMENT PLAN
     Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact the Plan Agent in writing at the address specified below or calling (866) 488-3559.
     Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the Common Shareholder elects to receive distributions in cash. Common Shareholders who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Common Shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A. as dividend disbursing agent.
     Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not an NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a distribution payable only in cash, the Plan Agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.
     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
     In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days written notice to the participants in such Plan. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at 1-866-488-3559.
DESCRIPTION OF CAPITAL STRUCTURE
     The following is a brief description of the terms of the Common Shares, the Borrowings and the Preferred Shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Agreement and Declaration of Trust and By-Laws (together, its “Governing Documents”).
Common Shares
     The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of October 4, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. If the Fund issues and has Preferred Shares outstanding, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See “—Preferred Shares” below. In addition, if the Fund has Borrowings outstanding, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. See “—Borrowings” below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund sends annual and semi-annual reports, including financial statements, to all holders of its shares.
     Listing and Symbol. The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus, will be, subject to notice of issuance, listed on the NYSE under the symbol “FMO.”

     Voting Rights. Until any Preferred Shares are issued, holders of the Common Shares will vote as a single class to elect the Fund’s Board of Trustees and on additional matters with respect to which the 1940 Act mandates a vote by the Fund’s shareholders. If Preferred Shares are issued, holders of Preferred Shares will have a right to elect two of the Fund’s Trustees, and will have certain other voting rights. See “Anti-Takeover Provisions in the Fund’s Governing Documents.”
     Issuance of Additional Common Shares. The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its common shareholders. The Fund may, from time to time, seek the consent of holders of Common Shares to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then-current net asset value, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Common Shares at price below net asset value in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Common Shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of Common Shares at a price below net asset value will be disclosed in the Prospectus Supplement relating to any such offering of Common Shares at a price below net asset value. Until such consent of holders of Common Shares, if any, is obtained, the Fund may not sell Common Shares at a price below net asset value.
     Because the Fund’s advisory fee and sub-advisory fee are based upon average Managed Assets, the Adviser’s and the Sub-Adviser’s interests in recommending the issuance and sale of Common Shares at a price below net asset value may conflict with the interests of the Fund and its shareholders.
Borrowings
     The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.
Credit Facility
     The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. dated as of September 26, 2008, as amended through the date hereof, pursuant to which the Fund may borrow up to $325 million. Interest payable by the Fund on borrowings under the committed facility agreement is based on 3-month LIBOR plus 0.95%. The committed facility agreement requires that the Fund deposit portfolio securities in a collateral account pursuant to a Special Custody and Pledge Agreement among the Fund, its custodian and BNP Paribas Prime Brokerage, Inc. Securities deposited in the collateral account may not be rehypothecated by BNP Paribas Prime Brokerage, Inc. In the event of a default by the Fund under the committed facility, the lender has the right to sell the assets maintained in the collateral account to satisfy the Fund’s obligation to the lender. The amounts drawn under such facility may vary over time and such amounts will be reported in the Fund’s audited and unaudited financial statements contained in the Fund’s annual and semi-annual reports to shareholders. On November 30, 2018, outstanding Borrowings under the committed facility agreement were approximately $118 million, which represented approximately 19.6% of the Fund’s Managed Assets as of such date. For the year ended November 30, 2018, the average annual interest rate payable by the Fund on Borrowings under the committed facility agreement was 3.20%.
     Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See “Use of Financial Leverage” and “Risks—Financial Leverage Risk.”
     Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.
Preferred Shares
     The Fund’s Governing Document provide that the Fund’s Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.
     The Fund has no present intention to issue Preferred Shares; however, the Board of Trustees reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund. Any offering of Preferred Shares is conditioned upon favorable market conditions, a credit rating of AAA/Aaa from the NRSRO rating such Preferred Shares, and the Board’s continuing belief that leveraging the Fund’s capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Governing Documents, it is likely that any Preferred Shares issued by the Fund will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure.
     Distribution Preference. The Preferred Shares, if issued, would have complete priority over the Common Shares as to distributions of assets.
     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.
     Voting Rights. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus, the Statement of Additional Information or the Governing Documents and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.
     If Preferred Shares are issued, holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s Board of Trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined class vote of the holders of Preferred Shares and Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”
     Redemption, Repurchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Preferred Shares. Any redemption or repurchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares. See “Use of Financial Leverage.”
     The discussion above describes the Board of Trustees’ present intention with respect to a possible offering of Preferred Shares or Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Governing Documents.

Capitalization
     The following table provides information about the outstanding securities of the Fund as of November 30, 2018:
	Amount	Amount Held by the
Title of Class	Authorized	Fund or for its Account	Amount Outstanding
Common shares of beneficial interest,
par value $0.01 per share	Unlimited	0	35,440,768

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
FUND’S GOVERNING DOCUMENTS
     The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.
     In addition, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.
     The 5% holder transactions subject to these special approval requirements are:
•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

•
the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Fund to an open-end investment company, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.
     To liquidate the Fund, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.
     For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.
     The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.
CLOSED-END FUND STRUCTURE
     Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. This means that if you wish to sell your shares of a closed-end fund, you must trade them on the open market like any other stock at the prevailing market price at that time. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments and use certain investment strategies to a greater extent than open-end funds, including financial leverage and investments in illiquid securities.
     However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees will review periodically the trading range and activity of the Fund’s shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.
     To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.
     In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.
     The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
     The following is a summary of the material U.S. federal income tax considerations generally applicable to shareholders that acquire Common Shares pursuant to this offering and that hold such Common Shares as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. This summary of U.S. federal income tax consequences is for general information only. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Shares, as well as the effects of state, local and non-U.S. tax laws.
     For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of Common Shares that, for U.S. federal income tax purposes, is one of the following:
•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust (i) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (ii) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A “Non-U.S. Shareholder” is a beneficial owner of Common Shares that is neither a U.S. Shareholder nor a partnership for U.S. federal income tax purposes. If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold Common Shares should consult their tax advisors.
The Fund
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently 21%). In addition, as a regular corporation, the Fund is subject to state and local income tax by reason of its investments in equity securities of MLPs. Therefore, the Fund may have state and local income tax liabilities (or benefits) in multiple states. The extent to which the Fund is required to pay U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on the Common Shares.
     The Fund invests and intends to invest a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund has invested and in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to shareholders in such taxable years.
     The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. Federal income tax at regular corporate rates, regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (i) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (ii) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the Fund’s current taxes payable, subject to certain limitations. The use of ordinary net operating loss carryforwards is subject to limitation under the Code. In the event a capital loss carryover or net operating loss carryforward cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected which will result in less cash available to distribute to shareholders.
     The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) and certain other investments, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (ii) may cause the Fund to recognize income without receiving the corresponding amount cash.
     Given that at least 65% of the Fund’s Managed Assets are invested in equity securities of MLPs that are treated as qualified publicly traded partnerships (as defined in Section 851(h) of the Code), the Fund is not and will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in qualified publicly traded partnerships. In addition, because the Fund is a corporation, it is not eligible for the 20% deduction for “qualified business income” generally available to non-corporate taxpayers with respect to income from investments in MLPs.
U.S. Shareholders
     Distributions. Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S.

Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.
     If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the Common Shares (reducing that basis accordingly), and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Common Shares for more than one year. A distribution will be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.
     The Fund’s earnings and profits are generally calculated by making certain adjustments to the Fund’s taxable income. Based upon the Fund’s review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the Fund’s current and accumulated earnings and profits. Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the Common Shares will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.
     Because the Fund will invest a substantial portion of its Managed Assets in energy-related MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.
     U.S. Shareholders that participate in the Fund’s Plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in Common Shares.
     Sales of Common Shares. Upon the sale, exchange or other taxable disposition of Common Shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the Common Shares. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the Common Shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to reduced U.S. federal income tax rates. The deductibility of capital losses is subject to limitations under the Code.
     A U.S. Shareholder’s adjusted tax basis in its Common Shares may be less than the price paid for the Common Shares as a result of distributions by the Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).
     Information Reporting and Backup Withholding Requirements. In general, distributions on the Common Shares, and payments of the proceeds from a sale, exchange or other disposition of the Common Shares paid to a U.S. Shareholder are subject to information reporting and may be subject to backup withholding unless the U.S. Shareholder (i) is a corporation or other exempt recipient or (ii) provides an accurate taxpayer identification number and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. Shareholder will be refunded or credited against the U.S. Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     Each shareholder will receive, if appropriate, various written notices after the close of the Fund’s taxable year describing the amount and the U.S. federal income tax status of distributions that were paid (or that are treated as having been paid) by the Fund to the shareholder, and the amount of any U.S. federal taxes withheld, during the preceding taxable year.
Non-U.S. Shareholders
     The following discussion is a summary of certain United States federal income tax consequences that will apply to Non-U.S. Shareholders. Special rules may apply to certain Non-U.S. Shareholders, such as “controlled foreign corporations,” “passive foreign investment companies” and certain expatriates, among others, that are subject to special treatment under the Code. Such Non-U.S. Shareholders should consult their own tax advisors to determine the United States federal, state, local and other tax consequences that may be relevant to them.
     Distributions. The gross amount of distributions by the Fund in respect of Common Shares will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a Non-U.S. Shareholder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a Non-U.S. Shareholder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on a Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the Non-U.S. Shareholder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.
     A Non-U.S. Shareholder who wishes to claim the benefits of an applicable income tax treaty for dividends will be required (a) to complete Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if Common Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations.
     A Non-U.S. Shareholder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.
     If the amount of a distribution to a Non-U.S. Shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in the Common Shares, and then as capital gain. Capital gain recognized by a Non-U.S. Shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Sales of Common Shares.”
     Sales of Common Shares. A Non-U.S. Shareholder generally will not be subject to United States federal income or withholding tax on any gain realized on the disposition of Common Shares unless:
•
the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the Non-U.S. Shareholder);

•	the Non-U.S. Shareholder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•
the Fund is or has been a “United States real property holding corporation” at any time within the shorter of the five-year period ending on the date the Common Shares are sold or the period that such Non-U.S. Shareholder held our Common Shares (except, for so long as our Common Shares are treated as regularly traded on an established securities market, where such Non-U.S. Shareholder owned (actually or constructively) less than five percent of our Common Shares at all times during the shorter of the two periods mentioned above).

     Gain described in the first or third bullet point above will be subject to U.S. federal income tax on a net income basis generally in the same manner as if the Non-U.S. Shareholder were a U.S. person as defined under the Code (and, with respect to the first bullet, may be subject to an additional 30% branch profits tax in the hands of a Non-U.S. Shareholder that is a corporation for U.S. federal income tax purposes). In the case of a Non-U.S. Shareholder described in the second bullet point above, except as otherwise provided by an applicable income tax treaty, any gain, which may be offset by certain U.S.-source capital losses, will be subject to a flat 30% tax even though the individual is not considered a resident of the United States under the Code.
     Generally, the Fund will be a United States real property holding corporation if the fair market value of its United States real property interests, as defined in the Code and applicable regulations (and which may include our interests in an MLP, depending on the circumstances), equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. We have not made a determination as to whether we are currently or have been a United States real property holding corporation. Non-U.S. Shareholders should consult their tax advisors concerning our status as a United States real property corporation and the tax considerations relevant to the disposition of shares in a United States real property corporation.
     Additional Withholding Requirements. Under recently enacted legislation, the relevant withholding agent may be required to withhold 30% of any dividends in respect of Common Shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its United States accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. An intergovernmental agreement between the United States and an applicable foreign country, or future U.S. Treasury regulations or other guidance, may modify these requirements. Non-U.S. Shareholders should consult their tax advisors regarding these additional withholding requirements.
PLAN OF DISTRIBUTION
     The Fund may sell up to $140,226,570 in aggregate initial offering price of Common Shares from time to time under this Prospectus and any related Prospectus Supplement (1) directly to one or more purchases; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to the Plan. Each Prospectus Supplement relating to an offering of Common Shares will state the terms of the offering, including:
•	the names of any agents, underwriters or dealers

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

•	the public offering or purchase price of the offered Common Shares and the net proceeds the Fund will receive from the sale; and

•	any securities exchange on which the offered Common Shares may be listed.
Direct Sales
     The Fund may sell Common Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell offered securities directly. The Fund will describe the terms of any of those sales in a Prospectus Supplement.
By Agents
     The Fund may offer Common Shares through agents that the Fund may designate. The Fund will name any agent involved in the offer and sale and describe any commissions payable by the Fund in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.
By Underwriters
     The Fund may offer and sell Common Shares from time to time to one or more underwriters who would purchase the Common Shares as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Common Shares to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Common Shares for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the Common Shares unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Common Shares, they will be required to purchase all of the offered Common Shares. The underwriters may sell the offered Common Shares to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
     If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.
By Dealers
     The Fund may offer and sell Common Shares from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Common Shares to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.
General Information
     Agents, underwriters, or dealers participating in an offering of Common Shares may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Common Shares for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.
     The Fund may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.
     To facilitate an offering of Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.
•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.

•
Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other securities in the open market in order to reduce a short position created in connection with the offering.

•
The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

     Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.
     Any underwriters to whom the offered Common Shares are sold for offering and sale may make a market in the offered Common Shares, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. There can be no assurance that there will be a liquid trading market for the offered Common Shares.
     Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

     The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund in the ordinary course of business.
     Pursuant to a requirement of the Financial Industry Regulatory Authority, or FINRA, the maximum compensation to be received by any FINRA member or independent broker-dealer may not be greater than eight percent (8%) of the gross proceeds received by the Fund for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act of 1933, as amended.
     The aggregate offering price specified on the cover of this Prospectus relates to the offering of the Common Shares not yet issued as of the date of this Prospectus.
     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of portfolio transactions on behalf of the Fund after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
     A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Common Shares for sale to their online brokerage account holders. Such allocations of Common Shares for Internet distributions will be made on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.
Automatic Dividend Reinvestment Plan
The Fund may issue and sell Common Shares pursuant to the Plan.
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
     The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. The Bank of New York Mellon is located at 101 Barclay Street, New York, New York 10216.
     Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent and Plan Agent under the Fund’s Automatic Dividend Reinvestment Plan and Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021, serves as transfer agent and registrar for the Common Shares of the Fund.
     MUFG Investor Services (US) LLC (formerly Rydex Fund Services, LLC) (“MUFG”), serves as administrator to the Fund. Pursuant to an administration agreement, MUFG is responsible for providing administrative services to the Fund. Pursuant to the administration agreement, the Fund pays MUFG a fee, accrued daily and paid monthly, at the annualized rate of 0.0275% for the first $200 million of Managed Assets, 0.0200% for the next $300 million of Managed Assets, 0.0150% for the next $500 million of Managed Assets and 0.0100% for Managed Assets in excess of $1 billion.
     MUFG serves as the Fund’s accounting agent pursuant to a fund accounting agreement. MUFG is responsible for maintaining the books and records of the Fund’s securities and cash. Pursuant to the fund accounting agreement, the Fund pays MUFG an accounting fee, accrued daily and paid monthly, at the annualized rate of 0.0300% for the first $200 million of Managed Assets, 0.0150% for the next $300 million of Managed Assets, 0.0100% for the next $500 million of Managed Assets and 0.0075% for Managed Assets in excess of $1 billion.
     MUFG is located at 805 King Farm Boulevard, Rockville, Maryland 20850.
     Prior to October 4, 2016, MUFG (formerly Rydex Fund Services, LLC) was an affiliate of the Adviser. On October 4, 2016, Guggenheim completed a sale of Rydex Fund Services, LLC to MUFG Investor Services, the global asset servicing group of Mitsubishi UFJ Financial Group and Rydex Fund Services, LLC was renamed MUFG Investor Services (US) LLC.

LEGAL MATTERS
     Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, as special counsel to the Fund in connection with the offering of the Common Shares. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters of such offering, that counsel will be named in the Prospectus Supplement related to that offering.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ernst & Young LLP, 1775 Tysons Blvd, Tysons, Virginia 22102, has been engaged to serve as the Fund’s Independent Registered Public Accounting Firm.
ADDITIONAL INFORMATION
     This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND
     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Adviser, Sub-Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION
     A Statement of Additional Information dated as of , 2019 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 227 West Monroe Street, Chicago, Illinois 60606 or by calling the Fund toll-free at (888) 991-0091. The Table of Contents of the Statement of Additional Information is as follows:
Page
The Fund	S–2
Investment Objective and Policies	S–2
Investment Restrictions	S–15
Management of the Fund	S–15
Portfolio Transactions	S–34
Net Asset Value	S–35
Taxation	S–36
General Information	S–40
Financial Statements	S–41
Appendix A—Description of Securities Ratings	A–1
Appendix B—Proxy Voting Procedures	B–1

$140,226,570
Fiduciary/Claymore Energy Infrastructure Fund

Common Shares

PROSPECTUS

, 2019

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated March 29, 2019

Fiduciary/Claymore Energy Infrastructure Fund

STATEMENT OF ADDITIONAL INFORMATION
     Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. There can be no assurance that the Fund will achieve its investment objective.
     This Statement of Additional Information relates to the offering, from time to time, of up to $140,226,570 aggregate initial offering price of the Fund’s common shares of beneficial interest, par value $0.01 per share (“Common Shares”) in one or more offerings. This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund, dated , 2019 (the “Prospectus”), and any related supplement to the Prospectus (each a “Prospectus Supplement”). Investors should obtain and read the Prospectus and any related Prospectus Supplement prior to purchasing Common Shares. A copy of the Prospectus and any related Prospectus Supplement may be obtained without charge, by calling the Fund at (888) 991-0091.
     The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

TABLE OF CONTENTS

Page
The Fund	S–2
Investment Objective and Policies	S–2
Investment Restrictions	S–15
Management of the Fund	S–15
Portfolio Transactions	S–34
Net Asset Value	S–35
Taxation	S–36
General Information	S–40
Financial Statements	S–41
Appendix A—Description of Securities Ratings	A–1
Appendix B—Proxy Voting Procedures	B–1

Statement of Additional Information dated , 2019

THE FUND
     The Fund is a non-diversified, closed-end management investment company organized under the laws of the State of Delaware that commenced investment operations on December 28, 2004. The Fund’s currently outstanding Common Shares are, and the Common Shares offered by this Prospectus, will be, subject to notice of issuance, listed on the New York Stock Exchange (the “NYSE”) under the symbol “FMO.”
INVESTMENT OBJECTIVE AND POLICIES
     The following information supplements the discussion of the Fund’s investment objective and policies set forth in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described herein.
Additional Information About MLPs
     The discussion that follows is intended to provide investors with a general overview of the structure and operations of MLPs. Each MLP is governed by its own partnership agreement. As a result, each MLP may be structured differently and aspects currently common to MLPs may vary significantly in the future. The market for MLPs has changed over time. The following discussion should be read only as a summary of current MLP characteristics. It is not, nor is it intended to be, a complete discussion of all aspects of MLPs.
     An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and whose partnership interests or “units” are traded on securities exchanges. MLPs are typically structured as limited partnerships or limited liability companies. As a result of being treated as a partnership, MLPs do not pay income taxes at the entity level.
     An MLP has one or more general partners, who can be individuals, corporations, partnerships or other entities. The general partners control the operations of and manage the partnership. Typically the general partner is, or is controlled by, the sponsoring corporation of the MLP. Limited partners in an MLP provide capital in the partnership but have little (if any) role in the management of the MLP. When an investor buys units of an MLP, that investor becomes a limited partner in the MLP.
     MLPs are founded in several ways. A non-traded partnership could offer its securities to the public. Several non-traded partnerships may roll up into a single MLP and offer securities to the public. A corporation may spin-off a segment of its business or a set of assets into an MLP of which it is the general partner, and use the cash proceeds received by selling those assets in the marketplace to fulfill debt obligations or invest in higher growth opportunities, while retaining operating control of the MLP. A newly formed company may operate as an MLP from its inception.
     MLPs may purchase assets from its sponsor or general partner. Such transactions are intended to be based on terms comparable to those of market acquisitions of similar sets of assets. To insure that appropriate protections are in place, the board of the MLP generally establishes an independent committee that is responsible for reviewing and approving the terms of the transaction. The committee often obtains a fairness opinion and may retain counsel or other experts to assist in its evaluation. Since the sponsor or general partner normally has a significant equity stake in the MLP, it generally has an incentive to ensure that the transaction is fair to the MLP.
     MLPs typically provide for an incentive distribution to the general partner. An incentive distribution structure provides that the general partner receives a larger proportionate share of the total distribution as distributions meet higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interests of the limited partners. While percentages vary among MLPs, the general partner’s marginal share in distributions generally increases from 2% to 15% at the first designated distribution target threshold, moving up to 25% and 50% as higher thresholds are met. The aggregate amount distributed to limited partners will continue to increase as MLP distributions reach higher target thresholds. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners. Such an incentive structure may, however, result in
S–2

divergent and potentially conflicting interests of limited partners and the general partner, as the general partner may have more motivation to pursue projects with high risk and high potential reward.
     The table below summarizes the features of common units, subordinated units, I-Shares and general partner interests of MLPs and I-Shares:

General Partner
	Common Units	Subordinated Units	I-Shares	Interests
Conversion	Not applicable	One-to-one ratio into	None	None
Rights		common units

Distribution Priority	First right to minimum	Second right to	Equal in amount and	Same as common
	quarterly distribution	minimum quarterly	priority to common	units; entitled to
	specified in partnership	distribution; no	units but paid in	incentive distribution
	agreement; arrearage	arrearage rights	additional I-Shares at	rights
	rights		current market value of
I-Shares

Distribution Rate	Minimum as specified	Equal in amount to	Equal in amount to	Participate pro rata
	in partnership	common units;	common units	with common units
	agreement; after	participate pro rata		and with subordinated
	minimum quarterly	with common units		units up to minimum
	distributions are met,	above the minimum		quarterly distribution;
	participate pro rata	quarterly distribution		entitled to incentive
	with subordinated units			distribution at target
levels above minimum
quarterly distribution

Investors	Primarily retail	Founders and	Primarily institutional	Founders and
		sponsoring parent		sponsoring parent
		entities, corporate		entities, corporate
		general partners of		general partners of
		MLPs, entities that sell		MLPs, entities that sell
		assets to MLPs, and		assets to MLPs, and
		investors such as the		investors such as the
		fund		Fund

Liquidation Priority	Intended to receive	Second right to return	Same as common units	After payment of
	return of all capital	of capital; pro rata with	(indirect right through	required amounts to
	first	common units	I-Share issuer)	limited partners
thereafter

Taxes	Ordinary income to the	Same as common units	Full distribution	Ordinary income to
	extent of taxable		treated as return of	extent that (1) taxable
	income allocated to		capital; since	income is allocated to
	holder; return of		distribution is in	holder (including all
	capital thereafter to		shares, total basis is	incentive distributions)
	extent of holder’s		not reduced	and (2) tax
	basis; remainder as			depreciation is
	capital gain			insufficient to cover
fair market value
depreciation owed to
limited partners

Trading	Listed on New York	Typically not publicly	Listed on New York	Not publicly traded;
	Stock Exchange,	traded	Stock Exchange or the	can be owned by
	American Stock		American Stock	publicly traded entity
	Exchange and		Exchange
NASDAQ Stock
Market

S–3

General Partner
	Common Units	Subordinated Units	I-Shares	Interests
Voting Rights	Limited to certain	Same as common units	No direct MLP voting	Typically Board
	significant decisions;		rights	participation; votes on
	no annual election of			MLP operating
	directors			strategy and direction

Additional Investment Policies
     The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.
     Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.
     Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
     Securities Subject to Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.
S–4

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.
     Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund’s portfolio.
     Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgages constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Sub-Adviser.
Additional Information Regarding Options
     Options Generally. The Fund may purchase or sell, i.e., write, options on securities (including those of MLP entities) and securities indices that are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio among other purposes.
     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option or a specified time (depending on the type of option). The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price at the time called for by the option.
     A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price. A put option is “covered” if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.
     Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.
S–5

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Sub-Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.
     An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.
     Writing Options. The following information supplements the discussion of the Fund’s options strategies that are described in the Prospectus under “The Fund’s Investments—Portfolio Contents—Covered Call Option Strategy.”
     The Fund will write call options and put options only if they are “covered.” In the case of a call option on a common stock, MLP unit or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. A put option on a security is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above.
     The standard contract size for a single option is 100 shares of the common stock. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money,” an option whose strike price is below the current price of the underlying stock is called “in-the-money,” and an option whose strike price equals the current price of the underlying stock is called “at-the-money.”
     The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option.
     Other options, known as “European style” options, may be exercised only on the expiration date of the option. For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Fund stock holdings as part of the Fund’s covered call writing strategy will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price.
S–6

     Option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the “OCC”). The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange or various other U.S. options exchanges.
     Additional Risks Relating to Writing Covered Call Options. In addition to the risks listed in the Prospectus under “Risks—Risk Associated with Options on Securities,” the following risks are associated with transactions in options on securities.
     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
     The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that call options generally represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Other Derivative Instruments
     Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities
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index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
     The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.
     Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.
     A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.
     No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.
     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.
     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.
     In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the
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Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).
     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.
     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.
     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.
     Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.
     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.
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     Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.
     Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.
     Swap agreements allow for a wide variety of transactions. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund’s investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars. The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.
•
Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

•
Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

•
Currency swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

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Credit default swaps. The Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. When the Fund is the buyer of a credit default swap contract, if an event of default occurs, the Fund is entitled to receive from the counterparty the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. In return, the Fund would normally pay the counterparty a periodic stream of

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fixed rate payments (in an amount more or less than the value of the cash flows received on the underlying debt security) over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. The Fund generally will be a seller of a credit default swap contract when it seeks to take the credit risk of a particular debt security. As a seller, the Fund receives the periodic stream of fixed rate payments from the buyer throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.
     The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.
Additional Risks Relating to Derivative Instruments
     Legislation and Regulation Risk. The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Fund, the Investment Adviser, Sub-Adviser and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on the Fund and its investment strategies is not yet fully ascertainable.
     In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in July 2010. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the Commodity Futures Trading Commission (“CFTC”), the SEC and other regulators, to regulate OTC derivatives (“swaps” and “security-based swaps”) and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. At present, most interest rate swaps and credit default index swaps are subject to mandatory clearing in the U.S. Additionally, the Funds are typically required to post, and collect, variation margin on OTC derivatives subject to uncleared margin regulations under the Title VII regime.
     Provisions in the Dodd-Frank Act also include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for any exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, it is not possible at this time to gauge the final nature and scope of the impact of the Dodd-Frank Act on the Fund. However, swap dealers, major market participants and swap counterparties are experiencing additional regulations, requirements, compliance burdens and associated costs, certain of which may be passed on to counterparties, such as the Fund. The Fund may also be required to comply indirectly with equivalent European regulation, the European Market Infrastructure Regulation (“EMIR”), to the extent that it executes derivative transactions with counterparties subject to such regulation. EMIR establishes certain requirements for OTC derivatives contracts, including mandatory clearing obligations, bilateral risk management requirements and reporting requirements. Although it is not yet possible to predict the final impact, if any, of EMIR on the Fund and its investment strategies the Fund may experience additional expense passed on by counterparties.
     These, and other, regulatory changes may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties.
     The Financial CHOICE Act, which was passed by the U.S. House of Representatives in June 2017, would, if enacted, roll back parts of the Dodd-Frank Act. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.
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     Amended Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Investment Adviser to claim this exclusion with respect to the Fund, the Fund will limit its transactions in futures, options on futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Adviser was unable to claim the exclusion with respect to the Fund, the Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Adviser and the Fund to additional registration and regulatory requirements and increased operating expenses. Regulatory requirements, even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, exchange trading and margin requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
     Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
     The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be
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written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     To the extent that the Fund writes covered put options, the Fund will bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
     To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
     Call Option Writing Risks. To the extent that the Fund writes covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.
     Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.
     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.
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     Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.
     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.
     Segregation and Cover Requirements. Futures contracts, swaps, caps, floors and collars, options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.
Loans of Portfolio Securities
     Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund is permitted to lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total managed assets.
     A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the “Board of Trustees” or the “Board”) will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.
    The Fund has no present intention to lend its portfolio securities.
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INVESTMENT RESTRICTIONS
     The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities, the percentage limitations apply at the time of issuance and on an ongoing basis. These restrictions provide that the Fund shall not:
     1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.
     2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
     3. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.
     4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.
     5. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total managed assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.
     6. Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in energy infrastructure MLPs and other energy infrastructure companies, which will be concentrated in the industry or group of industries that comprise the energy sector, (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (c) when the Fund has taken a temporary defensive position, or (d) as otherwise permitted by applicable law.

MANAGEMENT OF THE FUND
Board of Trustees
     Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser and with the Sub-Adviser.
     The Trustees are divided into three classes. Trustees serve until their successors have been duly elected.
S–15

     Following is a list of the names, business addresses, dates of birth, present positions with the Fund, length of time served with the Fund, principal occupations during the past five years and other directorships held by each Trustee.

		Term of		Number of
	Position(s)	Office(2) and	Principal	Portfolios	Other Directorships
Name,	Held	Length of	Occupation(s)	in Fund	Held by Trustee
Business Address(1)	with the	Time	During Past Five	Complex(3)	During Past
and Year of Birth	Fund	Served	Years	Overseen	Five Years
INDEPENDENT TRUSTEES:
Randall C. Barnes	Trustee	Trustee	Current: Private Investor	49	Current: Purpose
Year of birth: 1951		since 2004	(2001-present).		Investments Funds
(2013-present).
Former: Senior Vice President
			and Treasurer, PepsiCo, Inc.		Former: Managed Duration
			(1993-1997); President, Pizza		Investment Municipal
			Hut International (1991-1993);		Fund (2003-2016).
Senior Vice President, Strategic
Planning and New Business
Development, PepsiCo, Inc.
(1987-1990).

Donald A. Chubb, Jr.	Trustee and	Trustee	Current: Retired.	48	Former: Midland Care,
Year of Birth: 1946	Chairman	since 2014			Inc. (2011-2016).
	of the		Former: Business broker and
	Valuation		manager of commercial real
	Oversight		estate, Griffith & Blair, Inc.
	Committee		(1997-2017).

Jerry B. Farley	Trustee and	Trustee	Current: President, Washburn	48	Current: CoreFirst
Year of Birth: 1946	Chairman	since 2014	University (1999-present).		Bank & Trust
	of the				(2000-present).
Audit
	Committee				Former: Westar Energy,
Inc. (2004-2018).

Roman Friedrich III	Trustee and	Trustee	Current: Founder and	48	Former: Zincore Metals,
Year of Birth: 1946	Chairman	since 2011	Managing Partner, Roman		Inc. (2009-January 2019).
	of the		Friedrich & Company
	Contracts		(1998-present).
Review
Committee

S–16

		Term of		Number of
	Position(s)	Office(2) and	Principal	Portfolios	Other Directorships
Name,	Held	Length of	Occupation(s)	in Fund	Held by Trustee
Business Address(1)	with the	Time	During Past Five	Complex(3)	During Past
and Year of Birth	Fund	Served	Years	Overseen	Five Years
Ronald A. Nyberg	Trustee and	Trustee	Current: Partner, Momkus	49	Current: PPM Funds (2018-
Year of birth: 1953	Chairman	since 2004	LLC (2016-present).		present); Edward-Elmhurst
	of the				Healthcare System
	Nominating		Former: Partner, Nyberg &		(2012-present); Western
	and		Cassioppi, LLC (2000-2016);		Asset Inflation-Linked
	Governance		Executive Vice President,		Opportunities & Income
	Committee		General Counsel and Corporate		Fund (2004-present);
			Secretary of Van Kampen		Western Asset Inflation-
			Investments (1982-1999).		Linked Income Fund
(2003-present).

Former: Managed Duration
Investment Municipal Fund
(2003-2016).

Maynard F.	Trustee	Trustee	Current: Retired.	48	Current: Defense
Oliverius(5)		since 2014			Orientation Conference
Year of Birth: 1943			Former: President		Association (January 2019-
			and Chief Executive Officer,		present); Robert J. Dole
			Stormont-Vail HealthCare		Institute of Politics (2016-
			(1996-2012).		present); University of
Minnesota MHA Alumni
Philanthropy Committee
(2009-present); Fort Hays
State University
Foundation (1999-present).

Former: Stormont-Vail
Foundation (2013-2018);
Topeka Community
Foundation (2009-2014).

Ronald E.	Trustee and	Trustee	Current: Portfolio Consultant	48	Current: Western Asset
Toupin, Jr.	Chairman	since 2004	(2010-present); Member,		Inflation-Linked
Year of birth: 1958	of the Board		Governing Council,		Opportunities & Income
			Independent Directors Council;		Fund (2004-present);
			(2013-present); Governor,		Western Asset Inflation-
			Board of Governors,		Linked Income Fund
			Investment Company Institute		(2003-present).
(2018-present).
Former: Managed Duration
			Former: Member, Executive		Investment Municipal Fund
			Committee, Independent		(2003-2016); Bennett
			Directors Council (2016-2018);		Group of Funds
			Vice President, Manager		(2011-2013).
and Portfolio Manager, Nuveen
Asset Management (1998-1999);
Vice President, Nuveen Investment
Advisory Corp. (1992-1999); Vice
President and Manager, Nuveen Unit
Investment Trusts (1991-1999);
and Assistant Vice President and
Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999),
each of John Nuveen & Co.,
Inc. (1982-1999).

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		Term of		Number of
	Position(s)	Office(2) and	Principal	Portfolios	Other Directorships
Name,	Held	Length of	Occupation(s)	in Fund	Held by Trustee
Business Address(1)	with the	Time	During Past Five	Complex(3)	During Past
and Year of Birth	Fund	Served	Years	Overseen	Five Years
INTERESTED TRUSTEE:
Amy J. Lee(4)	Trustee and	Trustee	Current: Interested Trustee,	157	None.
Year of Birth: 1969	Chief Legal	since 2018	certain other Funds in the
	Officer		Fund Complex (2018-present);
		Chief Legal	President, certain other Funds
		Officer	in the Fund Complex (2017-
		since 2014	present); Chief Legal Officer,
certain other funds in the Fund
		Vice President	Complex (2014-present); Vice
		since 2012	President, certain other Funds
in the Fund Complex (2007-
present); Senior Managing
Director, Guggenheim
Investments (2012-present).

Former: President and Chief
Executive Officer, the Fund and
certain other funds in the Fund
Complex (2017-2018); Vice
President, Associate General
Counsel and Assistant Secretary,
Security Benefit Life Insurance
Company and Security Benefit
Corporation (2004-2012).

(1)	The business address of each Trustee of the Fund is 227 West Monroe Street, Chicago, Illinois 60606, unless otherwise noted.
(2)
Each Trustee serves a three year term concurrent with the class of Trustees for which he serves. Generally, the Trustees of only one class are elected at each annual meeting of shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period.

—Messrs. Barnes and Chubb serve as Class I Trustees.
—Dr. Farley and Messrs. Friedrich and Nyberg serve as Class II Trustees. —Messrs. Oliverius and Toupin and Ms. Lee serve as Class III Trustees.
(3)
As of the date of this SAI, the “Fund Complex” consists of seven closed-end funds and 150 open-end funds advised or serviced by the Adviser or its affiliates. The Fund Complex is overseen by multiple boards of trustees.

(4)	Ms. Lee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Adviser and/or affiliates of the Adviser.
(5)	Mr. Oliverius will retire from the Board of Trustees effective as of the 2019 annual meeting of shareholders of the Fund in accordance with the Independent Trustees Retirement Policy of the Fund.

Trustee Qualifications
     The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management.
     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the 1933 Act.
     Randall C. Barnes. Mr. Barnes has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee of the Fund, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience. Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
S–18

     Donald A. Chubb, Jr. Mr. Chubb has served as a trustee of certain funds in the Fund Complex since 1994. Through his service as a Trustee of the Fund and as chairman of the Valuation Oversight Committee, his experience in the commercial brokerage and commercial real estate market, and his prior experience, including as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
     Dr. Jerry B. Farley. Dr. Farley has served as a trustee of certain funds in the Fund Complex since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at education institutions have included all aspects of financial management and reporting. Through his service as a Trustee of the Fund and as chairman of the Audit Committee, his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters. The Board has determined that Dr. Farley is an “audit committee financial expert” as defined by the SEC.
     Roman Friedrich III. Mr. Friedrich has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairperson of the Contracts Review Committee, his service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
     Amy J. Lee. Ms. Lee has served as a trustee of certain funds in the Fund Complex since 2018. Through her service as a Trustee of the Fund, her service as Chief Legal Officer of the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her experience as Associate General Counsel, Vice President and Assistant Secretary of Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
     Ronald A. Nyberg. Mr. Nyberg has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Momkus, LLC, and his prior employment experience, including as an attorney and partner of a law firm, of Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
     Maynard F. Oliverius. Mr. Oliverius has served as a trustee of certain funds in the Fund Complex since 1998. Through his service as a Trustee of the Fund and his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, Mr. Oliverius is experienced in financial and regulatory matters. Mr. Oliverius will retire from the Board of Trustees effective as of the 2019 annual meeting of shareholders of the Fund in accordance with the Independent Trustees Retirement Policy of the Fund.
     Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of certain funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute and on the Board of Governors of the ICI. Through his service as a Trustee of the Fund and as chairman of the Board, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
     Each Trustee also now has considerable familiarity with the Adviser and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Fund and/or other Funds in the Fund Complex, or, with respect to Ms. Lee, her extensive experience in the financial industry, including her experience with the parent of the Adviser. The Board annually conducts as “self-assessment” wherein the effectiveness of the Board is reviewed.
S–19

Executive Officers
     The following information relates to the executive officers of the Fund who are not Trustees. The Fund’s officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Sub-Adviser or affiliates of the Adviser or the Sub-Adviser and may receive compensation in such capacities.

Name,		Term of Office(2)
Business Address(1)	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served	During the Past Five Years

Brian E. Binder	President and	Since 2018	Current: President and Chief Executive Officer, certain
Year of Birth: 1972	Chief Executive		other funds in the Fund Complex (2018-present);
	Officer		President and Chief Executive Officer, Guggenheim
Funds Investment Advisors, LLC and Security
Investors, LLC (2018-present); Senior Managing
Director and Chief Administrative Officer,
Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche
Funds, and Head of US Product, Trading and Fund
Administration, Deutsche Asset Management
(2013-2018); Managing Director, Head of Business
Management and Consulting, Invesco Ltd.
(2010-2012).

John L. Sullivan	Chief Financial Officer,	Since 2011	Current: Chief Financial Officer, Chief Accounting
Year of birth: 1955	Chief Accounting		Officer and Treasurer, certain other funds in the Fund
	Officer and Treasurer		Complex (2010-present); Senior Managing Director,
Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the
funds in the Van Kampen Investments fund complex
(2004-2010); Managing Director and Head of Fund
Accounting and Administration, Morgan Stanley
Investment Management (2002-2004); CFO and
Treasurer, Van Kampen Funds (1996-2004).

Joanna M. Catalucci	Chief Compliance	Since 2011	Current: Chief Compliance Officer, certain funds in
Year of birth: 1966	Officer		the Fund Complex (2012-present); Senior Managing
Director, Guggenheim Investments (2014-present).

Former: Anti-Money Laundering Compliance Officer,
certain funds in the Fund Complex (2016-2017);
Managing Director, Guggenheim Investments (2012-
2014); Chief Compliance Officer and Secretary, certain
other funds in the Fund Complex (2008-2012); Senior
Vice President & Chief Compliance Officer, Security
Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex
Advisors, LLC and certain affiliates (2010-2011).

Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the
Year of Birth: 1979			Fund Complex (2014-present); Managing Director,
Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman
Group LLC (2009-2013); Vice President, Morgan
Stanley (2002-2009).

S–20

Name,		Term of Office(2)
Business Address(1)	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served	During the Past Five Years

Mark E. Mathiasen	Secretary	Since 2007	Current: Managing Director, Guggenheim Investments
Year of birth: 1978			(2007-present); Secretary, certain other funds in the
Fund Complex (2007-present).

Michael P. Megaris	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the
Year of Birth: 1984			Fund Complex (2014-present); Director, Guggenheim
Investments (2012-present).

James M. Howley	Assistant Treasurer	Since 2004	Current: Managing Director, Guggenheim Investments
Year of birth: 1972			(2004-present) Assistant Treasurer, certain other funds
in the Fund Complex (2004-present).

Former: Manager of Mutual Fund Administration, Van
Kampen Investments, Inc. (2000-2004).

Kimberly J. Scott	Assistant Treasurer	Since 2012	Current: Director, Guggenheim Investments
Year of birth: 1974			(2012-present); Assistant Treasurer, certain other funds
in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd.
(2010-2011); Vice President/Assistant Treasurer,
Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment
Management (2009-2010); Manager of Mutual Fund
Administration, Van Kampen Investments, Inc./Morgan
Stanley Investment Management (2005-2009).

Adam J. Nelson	Assistant Treasurer	Since 2015	Current: Vice President, Guggenheim Investments
Year of birth: 1979			(2015-present); Assistant Treasurer, certain other funds
in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund
Administration Director, State Street Corporation
(2013-2015); Fund Administration Assistant Director,
State Street (2011-2013); Fund Administration
Manager, State Street (2009-2011).

Glenn McWhinnie	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments
Year of birth: 1969			(2009-present); Assistant Treasurer, certain other funds
in the Fund Complex (2016-present).

Former: Tax Compliance Manager, Ernst & Young
LLP (1996-2009).

Keith Kemp	Assistant Treasurer	Since 2016	Current: Treasurer and Assistant Treasurer, certain
Year of birth: 1960			other funds in the Fund Complex (2010-present);
Managing Director, Guggenheim Investments
(2015-present).

Former: Chief Financial Officer, Guggenheim
Specialized Products, LLC (2016-2018); Managing
Director and Director, Transparent Value, LLC
(2010-2015); Director, Guggenheim Partners
Investment Management, LLC (2010-2015); Chief
Operating Officer, Macquarie Capital Investment
Management (2007-2009).

S–21

Name,		Term of Office(2)
Business Address(1)	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served	During the Past Five Years

Jon Szafran	Assistant Treasurer	Since 2017	Current: Vice President, Guggenheim Partners (2017-
Year of Birth: 1989			present); Assistant Treasurer, certain other funds in the
Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global
Funds and Manager of US Fund Administration,
Henderson Global Investors (North America) Inc.
(“HGINA”) (2017); Senior Analyst of US Fund
Administration, HGINA (2014-2017); Senior Associate
of Fund Administration, Cortland Capital Market
Services, LLC (2013-2014); Experienced Associate,
PricewaterhouseCoopers LLP (2012-2013).

(1)	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
(2)
Each officer serves at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her resignation or removal. The date noted reflects the first date the officer held any office with the Fund.

Board Leadership Structure
     The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser, the Sub-Adviser and other service providers who have been approved by the Board. The Board is currently composed of eight Trustees, seven of whom (including the chairperson) are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
     The Board has appointed an Independent Trustee, Mr. Toupin, as chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the chairperson acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The chairperson may also perform such other functions as may be delegated by the Board from time to time. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is composed solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The Board may also establish information working groups from time to time to review and address the policies and practices of the Fund or the Board with respect to certain specified matters. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Trustee as chairperson, a Board made up of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.
Board Committees
     The Trustees have determined that the efficient conduct of the Board of Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board of Trustees. The committees meet as often as necessary, either in conjunction with regular meetings of the Board of Trustees or otherwise.
     Audit Committee. The Board has an Audit Committee, composed of Messrs. Barnes, Chubb, Friedrich, Nyberg, Oliverius, and Toupin and Dr. Farley. Dr. Farley serves as chairperson of the Audit Committee. In addition to being “Independent Trustees” (defined for purposes herein as Trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the Fund as defined by the NYSE listing standards), each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting the Fund’s independent registered public accounting firm and reviewing accounting matters with the Fund’s independent registered public accounting firm.
    The Audit Committee presents the following report:
S–22

     The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114, (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526 and has discussed with the Fund’s independent registered public accounting firm the Fund’s independent registered public accounting firm’s independence and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal period.
     Nominating and Governance Committee. The Board has a Nominating and Governance Committee, composed of Messrs. Barnes, Chubb, Friedrich, Nyberg, Oliverius, and Toupin and Dr. Farley, each of whom is an Independent Trustee. Mr. Nyberg serves as chairperson of the Nominating and Governance Committee.
     As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider Trustee candidates recommended by Shareholders. In considering candidates submitted by Shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a Shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Fund’s Nominating and Governance Committee Charter. The Shareholder recommendation must be sent to the Fund’s Secretary, c/o Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606.
     Contracts Review Committee. The Board has a Contracts Review Committee, composed of Messrs. Barnes, Chubb, Friedrich, Nyberg, Oliverius and Toupin and Dr. Farley, each of whom is an Independent Trustee. Mr. Friedrich serves as chairperson of the Contracts Review Committee. As part of its duties, the Contracts Review Committee oversees the contract review process, including review of the Fund’s advisory agreements and other contracts with affiliated service providers.
     Valuation Oversight Committee. The Board has a Valuation Oversight Committee, composed of Messrs. Barnes, Chubb, Friedrich and Oliverius, each of whom is an Independent Trustee. Mr. Chubb serves as chairperson of the Valuation Oversight Committee. The Valuation Oversight Committee assists the Board in overseeing the activities of Guggenheim’s Valuation Committee and the valuation of securities and other assets held by the Fund. Duties of the Valuation Oversight Committee including reviewing the Fund’s valuation procedures, evaluating pricing services that are being used for the Fund, and receiving reports relating to actions taken by Guggenheim’s Valuation Committee.
     Board and Committee Meetings. During the Fund’s fiscal year ended November 30, 2018, the Board held four meetings, the Fund’s Audit Committee held seven meetings, the Fund’s Nominating and Governance Committee held three meetings, the Fund’s Contracts Review Committee held two meetings and the Valuation Oversight Committee held four meetings.
Board’s Role in Risk Oversight
     Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Fund, the Adviser, the Sub-Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Fund’s
S–23

advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
     The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Adviser and Sub-Adviser on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee composed of Fund officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Fund’s securities, which the Board and the Audit Committee periodically review. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.
Trustee Compensation
     The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board of Trustees and of any committee of the Board of Trustees. Additional annual retainer fees are paid to: the Independent Chair of the Board; the Chairs of the Audit Committee, Contracts Review Committee and Nominating and Governance Committee; and each member of the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. No per meeting fee applies to meetings of the Valuation Oversight Committee. The following table provides information regarding the compensation of the Trustees for the Fund’s fiscal year ended November 30, 2018. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

	Aggregate	Pension or Retirement		Total Compensation
	Estimated	Benefits Accrued	Estimated Annual	from the Fund and
	Compensation	as Part of	Benefits Upon	Fund Complex(3)
Name(1)	from the Fund	Fund Expenses(2)	Retirement(2)	Paid to Trustee

Independent Trustees:
Randall C. Barnes	$12,892	None	None	$339,632
Donald A. Chubb, Jr.	$13,151	None	None	$255,179
Dr. Jerry B. Farley	$14,184	None	None	$275,179
Roman Friedrich III	$13,667	None	None	$265,179
Robert B. Karn III(4)	$6,987	None	None	$127,679
Ronald A. Nyberg	$13,409	None	None	$406,007
Maynard F. Oliverius	$13,151	None	None	$255,179
Ronald E. Toupin, Jr.	$16,714	None	None	$378,179

(1)	Trustees not entitled to compensation are not included in the table.

(2)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

(3)
As of the date of this SAI, the “Fund Complex” consists of seven closed-end funds and 150 open-end funds advised or serviced by the Adviser or its affiliates. The Fund Complex is overseen by multiple boards of trustees.

(4)	Mr. Karn retired from the Board of Trustees effective as of April 26, 2018 in accordance with the Independent Trustees Retirement Policy of the Fund.

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Share Ownership
     As of December 31, 2018, the most recently completed calendar year prior to the date of this SAI, each Trustee beneficially owned equity securities of the Fund and all registered investment companies in the Fund Complex overseen by the Trustee in the dollar range amounts specified below.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of	Companies Overseen by Trustee in
Name	Equity Securities in the Fund	Fund Complex(1)

Independent Trustees:
Randall C. Barnes	Over $100,000	Over $100,000
Donald A. Chubb, Jr.	$1-$10,000	Over $100,000
Dr. Jerry B. Farley	None	Over $100,000
Roman Friedrich III	None	Over $100,000
Ronald A. Nyberg	$10,001-$50,000	Over $100,000
Maynard F. Oliverius	None	Over $100,000
Ronald E. Toupin, Jr.	$10,001-$50,000	Over $100,000

Interested Trustee:
Amy J. Lee	None	$10,001-$50,000

(1)
As of the date of this SAI, the “Fund Complex” consists of seven closed-end funds and 150 open-end funds advised or serviced by the Adviser or its affiliates. The Fund Complex is overseen by multiple boards of trustees.

Indemnification of Officers and Trustees; Limitations on Liability
     The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.
     The Fund has entered into an Indemnification Agreement with each Independent Trustee, which provides that the Fund shall indemnify and hold harmless such Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Fund, to the fullest extent permitted by the Declaration of Trust and By-Laws and the laws of the State of Delaware, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, unless it has been finally adjudicated that (i) the Trustee is subject to such expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund or (ii) the Trustee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the Investment Company Act of 1940, as amended.
Portfolio Management
     James J. Cunnane Jr., Managing Director and Chief Investment Officer of the Advisory Research MLP & Energy Infrastructure team (hereinafter referred to as the “MLP Team”), and Quinn T. Kiley, Managing Director and Senior Portfolio Manager of the MLP Team, serve as the portfolio managers for the Fund.
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     Other Accounts Managed by the Portfolio Managers. The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of November 30, 2018.

	Number of Other Accounts Managed			Number of Other Accounts and Assets for
	and Assets by Account Type			Which Advisory Fee is Performance-Based

	Other	Other		Other	Other
	Registered	Pooled		Registered	Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

James J. Cunnane Jr.	5	0	337	0	0	0
	$1.86 billion	$0 million	$964 million	$0	$0	$0

Quinn T. Kiley	5	0	337	0	0	0
	$1.86 billion	$0 million	$964 million	$0	$0	$0

    Information Regarding Potential Conflicts of Interest.
     Potential Conflicts Related to the Sale of Fund Shares. The Investment Adviser and the Sub-Adviser, (collectively, the “Advisers”), their affiliates and their respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Fund. The Fund and/or an Adviser or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Fund over other funds or financial products.
     To the extent permitted by applicable law, the Advisers and their affiliates and the Fund may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Fund. These payments may be made out of the assets of an Adviser or its affiliates or amounts payable to an Adviser or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Fund over other funds or financial products.
     Potential Conflicts Related to Management of the Fund by the Advisers. The following are descriptions of certain conflicts, financial or otherwise, that the Advisers may have in managing the Fund. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of the Advisers, their affiliates, or their respective clients. To address these and other actual or potential conflicts, the Advisers and the Fund have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with the Advisers’ fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. Additional information about potential conflicts of interest regarding the Advisers is set forth in each Adviser’s Form ADV. A copy of Part 1 and Part 2A of each Adviser’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.
     The Advisers and Their Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. The Advisers are affiliates of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including the Advisers (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for the Advisers in managing the Fund.
     For example, the Other Business Activities may create conflicts between the interests of a Fund, on the one hand, and the interests of the Advisers, their affiliates and their respective other clients, on the other hand. The
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Advisers and their affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, asset management and other capacities related to securities and instruments that may be purchased, sold or held by a Fund, and the Advisers or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that a Fund may purchase, sell or hold. At times, these activities may cause the Advisers and their affiliates to give advice to their clients that may cause these clients to take actions adverse to the interest of a Fund. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by a Fund. Such activities could affect the prices and availability of the securities and instruments that an Adviser seeks to buy or sell for a Fund’s account, which could adversely impact the financial returns of the Fund.
     These Other Business Activities may create other potential conflicts of interests in managing the Fund, may cause the Fund to be subject to regulatory limits and, in certain circumstances, may prevent a Fund from participating or limit a Fund’s participation in an investment opportunity that the Fund’s portfolio managers view to be favorable. As a result, activities and dealings of the Advisers and their affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit an Adviser, its affiliates or other client accounts.
     Advisers’ and Their Affiliates’ Activities on Behalf of Other Clients. The Advisers and their affiliates currently manage and expect to continue to manage a variety of client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to the Advisers, as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by the Fund and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Fund. There are no restrictions on the ability of an Adviser and its affiliates to manage Other Clients following the same, similar or different investment objectives, strategies and philosophies as those employed by the Fund. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited. Other Clients may also be subject to different legal restrictions or regulatory regimes than the Fund. Regardless of the similarity in investment objectives and strategies between the Fund and Other Clients, the Advisers may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Fund, and the Fund and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument, which may be disadvantageous to the Fund and adversely affect their performance.
     The investment policies, fee arrangements and other characteristics of the Fund may also vary from those of Other Clients. In some cases, the Advisers or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Fund (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Fund or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Fund. The Advisers on behalf of the Fund or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, the Advisers will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. These potential conflicts of interests between the Advisers’ clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of a Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies
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     Adviser Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, the Advisers, from time to time, may initiate or recommend transactions in the loans or securities of companies in which the Advisers, their related persons, or their respective affiliates have a controlling or other material direct or indirect interest.
     Sammons Enterprises, Inc. (“Sammons”), a diversified company with several insurance company subsidiaries, is the largest single equity holder in Guggenheim Capital, LLC (“Guggenheim Capital”), the Advisers’ ultimate parent company. Sammons has relationships with the Advisers and various Guggenheim Entities. In addition, Guggenheim Capital wholly owns Guggenheim Life and Annuity Company and Clear Spring Life Insurance Company (together with Sammons, the “Affiliated Insurance Companies”), which are also advisory clients of the Advisers. Certain Affiliated Insurance Companies and their subsidiaries are advisory clients of the Advisers and, accordingly, pay the Advisers a substantial amount of annual fees for advisory services. Sammons is the largest individual stakeholder of the Advisers and the largest individual source of annual advisory fees paid to the Advisers.
     Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries (“Guggenheim Related Persons”) have economic interests or voting interests in companies, including insurance companies that are advisory clients of the Advisers. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, in which the Advisers have invested or will invest on behalf of their clients or to which the Advisers have provided or will provide financing on behalf of their clients. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to an Adviser and its affiliates.
     The relationships described above create potential conflicts of interest for the Advisers in managing the Fund and could create an incentive for an Adviser to favor the interests of these companies over other clients. These incentives are more pronounced where an Adviser has multiple relationships with the affiliated client. For example, the Advisers have invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, the accounts of Affiliated Insurance Companies and other Adviser clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Fund and other clients of the Advisers. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by the Advisers on behalf of the Fund and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) the Advisers may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) the Advisers may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Fund.
     The Advisers mitigate potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of the Advisers’ pecuniary or investment interests (or those of their respective employees or affiliates). The Fund and the Advisers also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates.
     Allocation of Investment Opportunities. As described above, the Advisers and their affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Fund, and such Other Clients could be viewed as being in competition with the Fund for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of the Other Clients, and the Advisers may face potential conflicts of interest because the Advisers may have an
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incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.
     In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by an Adviser, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When an Adviser believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.
     The Advisers have implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and financial objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, an Adviser may be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, an Adviser may determine that an investment opportunity is appropriate for a particular client account, but not for another.
     The Advisers allocate transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client over time. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers. With respect to fixed income and private equity assets, this initial allocation study is overseen by an allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the allocation group. With respect to public equity securities and public equity-related securities, the allocation shall generally reflect a pro rata participation in the investment opportunity among participating client accounts, provided that allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.
     The application of relevant allocation factors often result in non-pro rata allocations, and particular client accounts (including client accounts in which the Advisers and their affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) may receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on a Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by a Fund or the size of the position purchased or sold by a Fund (including prohibiting a Fund from purchasing a position) or may limit the rights that a Fund may exercise with respect to an investment.
     Allocation of Limited Time and Attention. The portfolio managers for the Fund will devote as much time to the Fund as the Advisers deem appropriate to perform their duties in accordance with reasonable commercial standards and the Advisers’ duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Fund may have no interest. As a result of these separate business activities, an Adviser may have conflicts of interest in allocating management time, services and functions among the Fund and Other Business Activities or Other Clients in that the time and effort of the Fund’s portfolio managers would not be devoted exclusively to the business of the Fund.
     Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, the Advisers and their affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. The Advisers will not be free to divulge, or to act upon, any such confidential or material
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non-public information and, due to these restrictions, an Adviser may be unable to initiate a transaction for a Fund’s account that it otherwise might have initiated. As a result, a Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.
     Valuation of the Fund’s Investments. Fund assets are valued in accordance with the Trust’s valuation procedures. The valuation of a security or other asset for the Fund may differ from the value ascribed to the same asset by affiliates of an Adviser (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Fund’s procedures or may have access to different information or pricing vendors. The Advisers may face a potential conflict with respect to such valuations.
     Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Fund may invest in other funds sponsored, managed, advised or sub-advised by the Advisers. Investments by a Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the Fund. As disclosed in the Prospectus and this SAI, the Advisers have agreed to waive certain fees associated with these investments.
     Potential Conflicts Associated with the Advisers and Their Affiliates Acting in Multiple Capacities Simultaneously.
     Principal and Cross Transactions. The Advisers may, to the extent permitted under applicable law, effect client cross transactions where an Adviser causes a transaction to be effected between a Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because an Adviser represents the interests of both the selling account and the buying account in the same transaction, and the Adviser could seek to treat one party to the cross transaction more favorably than the other party. The Advisers have policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with the Advisers’ fiduciary duties and obligation to seek best execution and applicable rules.
     Advisers and Their Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, an Adviser may cause the Fund to invest in securities, bank loans or other obligations of companies that result in commissions, fees, or other remuneration paid to an Adviser or one of its affiliates. Such investments may include (i) investments that an Adviser or one of its affiliates originated, arranged or placed, (ii) investments where an Adviser or its affiliates provided services to a third party, (iii) investments where an Adviser or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (iv) investments that are secured or otherwise backed by collateral that could include assets originated or sold by an Adviser or its affiliates, investment funds or pools managed by an Adviser or its affiliates or assets or obligations managed by an Adviser or its affiliates. Commissions, fees, or other remuneration payable to an Adviser or its affiliates in these transactions may present a potential conflict in that the Adviser may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.
     In some circumstances, and also subject to applicable law, the Advisers may cause the Fund to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer or borrower is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of the Advisers, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of the Advisers’ affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of the Advisers’ clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of an Adviser, or an Adviser’s advisory client is a lender or financing provider to an Adviser or its affiliates (including a parent), a potential conflict may exist as the Adviser may have an incentive to favor the interests of those clients relative to those of its other clients.
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     Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of the Advisers’ affiliates in the offerings described above or the financial markets more broadly may restrict a Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions, which may adversely affect Fund performance.
     To the extent permitted by applicable law, the Advisers and their affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Fund, or with respect to portfolio holdings of the Fund, or which may be otherwise based on or seek to replicate or hedge the performance of the Fund. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Fund.
     Present and future activities of the Advisers and their affiliates, in addition to those described in this SAI, may give rise to additional or different conflicts of interest.
     Portfolio Manager Compensation. As discussed above, portfolio managers may own, and a portion of their compensation may be in the form of, fund shares. As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of a fund that he or she manages. These personal investments may create an incentive for a portfolio manager to favor such fund(s) over other advisory clients, including the Fund.
     The MLP Team’s incentive compensation is tied to net revenue generated by the MLP Team’s products and not to the performance of the investment strategy employed for the Fund or other clients of the team. The Sub-Adviser performs regular assessments of the compensation plans and employees benefits to ensure we are competitive with the industry.
     Securities Ownership of the Portfolio Manager. As of November 30, 2018 the dollar range of equity securities of the Fund beneficially owned by the portfolio manager is shown below:
     James J. Cunnane, Jr.: $100,001-$500,000
     Quinn T. Kiley: $100,001-$500,000
The Advisory Agreement
     Guggenheim Funds Investment Advisors, LLC acts as the Fund’s investment adviser (the “Adviser”) pursuant to an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”). The Adviser is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. The Adviser is a Delaware limited liability company with principal offices located at 227 West Monroe Street, Chicago, Illinois 60606.
     The Adviser is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”). Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $265 billion of assets as of December 31, 2018. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
     Under the terms of the Advisory Agreement, the Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund unless the Adviser voluntarily assumes responsibility for such expense.
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     The Advisory Agreement had an initial term of one year and thereafter remains in effect from year to year if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.
     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. The Fund has agreed that the name “Claymore” is licensed to the Adviser and that in the event the Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Claymore.”

Advisory Fees.
	Fiscal Year Ended November 30,

	2018	2017	2016
The Adviser received net advisory fees of:	$6,684,660	$6,748,201	$6,421,726

The Sub-Advisory Agreement
     Advisory Research, Inc., acts as the Fund’s sub-adviser (the “Sub-Adviser”), pursuant to an investment sub-advisory agreement among the Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a Delaware corporation with principal offices at 180 N. Stetson Avenue, Suite 5500, Chicago, Illinois 60601. The Sub-Adviser is a registered investment adviser.
     The MLP Team is responsible for the management of the Fund’s portfolio of securities. As of December 31, 2018, the MLP Team managed approximately $3.1 billion in MLP and energy infrastructure assets for open and closed end mutual funds, public pension plans, foundations and private wealth individuals. The MLP Team believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.
     Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board of Trustees and the Adviser.
     The Sub-Advisory Agreement had an initial term of one year and thereafter remains in effect from year to year if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund’s Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.
     The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. The Fund has agreed that the name “Fiduciary” is the Sub-Adviser’s property, and that in the event the Sub-Adviser ceases to act as sub-advisor to the Fund, the Fund will change its name to one not including “Fiduciary.”
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Sub-Advisory Fees.
	Fiscal Year Ended November 30,

	2018	2017	2016
The Sub-Adviser received net sub-advisory fees of:	$3,342,330	$3,374,101	$3,210,863

Other Agreements

     Administration Agreement. Rydex Fund Services, LLC, an affiliate of Guggenheim Funds Investment Advisors, LLC, served as administrator to the Fund. On October 4, 2016, Guggenheim completed a sale of Rydex Fund Services, LLC to MUFG Investor Services (US) LLC (“MUFG”), the global asset servicing group of Mitsubishi UFJ Financial Group and Rydex Fund Services, LLC was renamed MUFG Investor Services (US) LLC. Pursuant to an amendment, dated July 20, 2016 (the “Amendment”) to the administration agreement, dated May 13, 2013 (the “Administration Agreement”), MUFG serves as administrator to the Fund with the same fee rates as the Administration Agreement. MUFG is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund’s expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the administration agreement. Pursuant to the Administration Agreement, the Fund pays MUFG a fee, accrued daily and paid monthly, at the annualized rate of 0.0275% for the first $200 million of Managed Assets, 0.0200% for the next $300 million of Managed Assets, 0.0150% for the next $500 million of Managed Assets and 0.0100% for Managed Assets in excess of $1 billion. Previously, Guggenheim Funds Investment Advisors, LLC served as administrator to the Fund pursuant to an administration agreement with the same fee rates as the Administration Agreement. The administration fees paid to MUFG are set forth below.

Administration Fees.
	Fiscal Year Ended November 30,

	2018	2017	2016
MUFG Investor Services (US) LLC (formerly Rydex
Fund Services, LLC) received administration fees of:	$140,372	$142,364	$136,414

     Fund Accounting Agreement. Rydex Fund Services, LLC, an affiliate of Guggenheim Funds Investment Advisors, LLC, served as fund accounting agent to the Fund. On October 4, 2016, Guggenheim completed a sale of Rydex Fund Services, LLC to MUFG and Rydex Fund Services, LLC was renamed MUFG Investor Services (US) LLC. Pursuant to an amendment, dated July 20, 2016 (the “Amendment”) to the fund accounting agreement, dated December 1, 2013 (the “Fund Accounting Agreement”), MUFG serves as fund accounting agent to the Fund with the same fee rates as the Fund Accounting Agreement. MUFG is responsible for maintaining the books and records of the Fund’s securities and cash. Pursuant to the Fund Accounting Agreement, the Fund pays MUFG an accounting fee, accrued daily and paid monthly, at the annualized rate of 0.0300% for the first $200 million of Managed Assets, 0.0150% for the next $300 million of Managed Assets, 0.0100% for the next $500 million of Managed Assets and 0.0075% for Managed Assets in excess of $1 billion.

Fund Accounting Fees.
	Fiscal Year Ended November 30,

	2018	2017	2016
MUFG Investor Services (US) LLC (formerly Rydex
Fund Services, LLC) received fund accounting fees of:	$122,013	$123,332	$119,429

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PORTFOLIO TRANSACTIONS
     Subject to policies established by the Board of Trustees of the Fund, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.
     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.
     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.
     Commissions Paid. Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid approximately the following commissions to brokers during the fiscal years shown:

Fiscal Year Ended November 30:	All Brokers	Affiliated Brokers

2018	$290,785	$0
2017	$328,886	$0
2016	$459,246	$0

Fiscal Year 2018 Percentages:
Commissions with affiliate to total transactions	0%
Value of brokerage transactions with affiliate to total transactions	0%

     During the fiscal year ended November 30, 2018, the Fund paid $0 in brokerage commissions on transactions totaling $0 to brokers selected primarily on the basis of research services provided to the Adviser or the Sub-Adviser.
S–34

NET ASSET VALUE
     The following information supplements the discussion of the Fund’s net asset value set forth in the Prospectus under the heading “Net Asset Value.”
Deferred Tax Expense/Benefit
     As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Because the Fund is treated as a “C” corporation for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value, the Fund will account for its deferred tax liability and/or asset.
     The Fund will accrue a deferred income tax liability, at an assumed federal, state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital. Any deferred tax liability will reduce the Fund’s net asset value.
     The Fund will accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with realized and unrealized net operating losses and capital losses. Any deferred tax asset will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required, which would offset the value of some or all of the deferred tax asset. The need to establish a valuation allowance for a deferred tax asset is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740, formerly SAFS No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets.
     At November 30, 2018, the Fund had a net deferred tax liability of $44,116,191, and a net operating loss carryforward of $0. Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards.
     When assessing the recoverability of any deferred tax asset, significant weight is given to the Fund’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax net operating loss carryforwards range from fifteen to eighteen years and capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on future generation of taxable income. The Fund will continue to assess the need for a valuation allowance in the future. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. If a valuation allowance is required in the future, it could have an impact on the Fund’s net assets and results of operations in the period it is recorded.
     The Fund’s deferred tax liability and/or asset is estimated using estimates of effective tax rates expected to apply to taxable income in the years such taxes are realized. For purposes of estimating the Fund’s deferred tax liability and/or asset for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner, with the result that the Fund’s estimates regarding its deferred tax liability and/or asset could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.
S–35

TAXATION
     This section and the discussion in the Prospectus (see “U.S. Federal Income Tax Considerations”) provide a summary of the material U.S. federal income tax considerations generally applicable to shareholders that acquire Common Shares pursuant to this offering and that hold such Common Shares as capital assets (generally, for investment). The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Shares, as well as the effects of state, local and non-U.S. tax laws.
The Fund
     The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently 21%). In addition, as a regular corporation, the Fund is subject to state and local income taxation, including by reason of its investments in equity securities of MLPs. Therefore, the Fund may have state and local income tax liabilities (or benefits) in multiple states. The extent to which the Fund is required to pay U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on the Common Shares. The Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs. In addition, because the Fund is a corporation, it is not eligible for the 20% deduction for “qualified business income” generally available to non-corporate taxpayers with respect to income from investments in MLPs.
Certain Fund Investments
     MLP Equity Securities. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. Unlike a corporation, an MLP is treated for U.S. federal income tax purposes as a partnership, which means no U.S. federal income tax is generally paid at the partnership entity level. A partnership’s net income and net gains are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner pays tax on its share of the partnership’s net income and net gains regardless of whether the partnership distributes cash to the partners. All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are generally, subject to limitations, passed through to the partners as well. Partnership income is thus said to be taxed only at one level—at the partner level.
     The Code generally requires all publicly-traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be treated as a partnership for U.S. federal income tax purposes. Such publicly-traded partnerships are referred to herein as MLPs. Under these requirements, an MLP is required to receive 90 percent of its gross income for each taxable year from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide. Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.
S–36

     Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is not itself taxable (since income of the MLP is taxable to its investors even if not distributed) to the extent of the investor’s basis in its MLP interest and is treated as capital gain to the extent the distribution exceeds the investor’s basis (see description below as to how an MLP investor’s basis is calculated) in the MLP.
     To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund has invested and in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If MLPs in which the Fund invests pay distributions that do not exceed the amount of taxable income allocable to limited partners or members, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.
     The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular corporate rates, regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (i) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (ii) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.
     Notwithstanding that partnerships such as MLPs are generally not subject to income tax at the entity level, recently enacted legislation (which is effective for taxable years beginning after December 31, 2017) generally requires that taxes, penalties, and interest associated with an audit of a partnership be assessed and collected at the partnership level. Accordingly, even if an MLP in which we invest were to remain classified as a partnership, it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and we, as a direct or indirect partner of such MLP, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of the Common Shares.
     Other Investments. Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect when taxable income must be recognized or the time as to when a purchase or sale of stock or securities is deemed to occur, or (v) adversely alter the characterization of certain complex financial transactions.
     The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (ii) may cause the Fund to recognize income without receiving the corresponding amount cash.
     If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received therefrom.
S–37

     Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.
U.S. Shareholders
     Distributions. Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.
     If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the Common Shares (reducing that basis accordingly), and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Common Shares for more than one year. A distribution will be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.
     U.S. Shareholders that participate in the Fund’s Plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in Common Shares.
     Sales of Common Shares. Upon the sale, exchange or other taxable disposition of Common Shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the Common Shares. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the Common Shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to reduced U.S. federal income tax rates. The deductibility of capital losses is subject to limitations under the Code.
     A U.S. Shareholder’s adjusted tax basis in its Common Shares may be less than the price paid for the Common Shares as a result of distributions by the Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).
     Medicare Tax. Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.
     UBTI. Under current law, the Fund serves to “block” unrelated business taxable income (“UBTI”) from being realized by its tax-exempt U.S. Shareholders. Notwithstanding the foregoing, a tax-exempt U.S. Shareholder could realize UBTI by virtue of its investment in the Fund if the Common Shares constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder within the meaning of section 514(b) of the Code.
     Information Reporting and Backup Withholding Requirements. In general, distributions on the Common Shares, and payments of the proceeds from a sale, exchange or other disposition of the Common Shares paid to a U.S. Shareholder are subject to information reporting and may be subject to backup withholding unless the U.S. Shareholder (i) is a corporation or other exempt recipient or (ii) provides an accurate taxpayer identification number and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. Shareholder will be refunded or credited
S–38

against the U.S. Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
     Each shareholder will receive, if appropriate, various written notices after the close of the Fund’s taxable year describing the amount and the U.S. federal income tax status of distributions that were paid (or that are treated as having been paid) by the Fund to the shareholder, and the amount of any U.S. federal taxes withheld, during the preceding taxable year.
Non-U.S. Shareholders
     The following discussion is a summary of certain United States federal income tax consequences that will apply to Non-U.S. Shareholders. Special rules may apply to certain Non-U.S. Shareholders, such as “controlled foreign corporations,” “passive foreign investment companies” and certain expatriates, among others, that are subject to special treatment under the Code. Such Non-U.S. Shareholders should consult their own tax advisors to determine the United States federal, state, local and other tax consequences that may be relevant to them.
     Distributions. The gross amount of distributions by the Fund in respect of Common Shares will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a Non-U.S. Shareholder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a Non-U.S. Shareholder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on a Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the Non-U.S. Shareholder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.
     A Non-U.S. Shareholder who wishes to claim the benefits of an applicable income tax treaty for dividends will be required (a) to complete Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if Common Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations.
     A Non-U.S. Shareholder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.
     If the amount of a distribution to a Non-U.S. Shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in the Common Shares, and then as capital gain. Capital gain recognized by a Non-U.S. Shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Sales of Common Shares.”
     Sales of Common Shares. A Non-U.S. Shareholder generally will not be subject to United States federal income or withholding tax on any gain realized on the disposition of Common Shares unless:
•
the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the Non-U.S. Shareholder);

•	the Non-U.S. Shareholder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•
the Fund is or has been a “United States real property holding corporation” at any time within the shorter of the five-year period ending on the date the Common Shares are sold or the period that such Non-U.S. Shareholder held our Common Shares (except, for so long as our Common Shares

S–39

are treated as regularly traded on an established securities market, where such Non-U.S. Shareholder owned (actually or constructively) less than five percent of our Common Shares at all times during the shorter of the two periods mentioned above).
     Gain described in the first or third bullet point above will be subject to U.S. federal income tax on a net income basis generally in the same manner as if the Non-U.S. Shareholder were a U.S. person as defined under the Code (and, with respect to the first bullet, may be subject to an additional 30% branch profits tax in the hands of a Non-U.S. Shareholder that is a corporation for U.S. federal income tax purposes). In the case of a Non-U.S. Shareholder described in the second bullet point above, except as otherwise provided by an applicable income tax treaty, any gain, which may be offset by certain U.S.-source capital losses, will be subject to a flat 30% tax even though the individual is not considered a resident of the United States under the Code.
     Generally, the Fund will be a United States real property holding corporation if the fair market value of its United States real property interests, as defined in the Code and applicable regulations (and which may include our interests in an MLP, depending on the circumstances), equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. We have not made a determination as to whether we are currently or have been a United States real property holding corporation. Non-U.S. Shareholders should consult their tax advisors concerning our status as a United States real property corporation and the tax considerations relevant to the disposition of shares in a United States real property corporation.
     Additional Withholding Requirements. Under recently enacted legislation, the relevant withholding agent may be required to withhold 30% of any dividends in respect of Common Shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its United States accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. An intergovernmental agreement between the United States and an applicable foreign country, or future U.S. Treasury regulations or other guidance, may modify these requirements. Non-U.S. Shareholders should consult their tax advisors regarding these additional withholding requirements.
GENERAL INFORMATION
Principal Shareholders
     As of the date of this Statement of Additional Information, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Fund, except as provided below:

		Amount and
	Name and Address of	Nature of	Percent
Title of Class	Beneficial Owner	Beneficial Ownership	of Class

Common Shares	First Trust Portfolios L.P.(1)	4,136,958	11.67%
	First Trust Advisors L.P.
	The Charger Corporation
	120 East Liberty Drive, Suite 400
	Wheaton, Illinois 60187

(1)     Based on Schedule 13G/A filed with the SEC on February 4, 2019
Counsel
     Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, is special counsel to the Fund in connection with the issuance of the Common Shares.
S–40

Independent Registered Public Accounting Firm
     Ernst & Young LLP, 1775 Tysons Blvd, Tysons, Virginia 22102, has been engaged to serve as the Fund’s Independent Registered Public Accounting Firm. Ernst & Young LLP has audited the Fund’s financial statements and schedules, including the notes thereto, included in the Fund’s annual report to shareholders for the year ended November 30, 2018, as set forth in their report, which is incorporated by reference in this SAI. The Fund’s financial statements and schedules are incorporated by reference in reliance on Ernst & Young LLP’s report, given upon their authority as experts in accounting and auditing.
Proxy Voting Policy and Procedures and Proxy Voting Record
     The Fund has delegated the voting of proxies relating to its portfolio securities to the Sub-Adviser. The Sub-Adviser’s Proxy Voting Policy is included as Appendix B to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 851-0264. The information is also available on the SEC’s website at www.sec.gov.
Codes of Ethics
     The Fund, the Adviser and the Sub-Adviser each have adopted a code of ethics. The respective codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Adviser, the Sub-Adviser and their affiliates, as applicable. The codes of ethics of the Fund, the Adviser and the Sub-Adviser are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
FINANCIAL STATEMENTS
     The Fund’s audited financial statements appearing in the Fund’s annual report to shareholders for the year ended November 30, 2018, including accompanying notes thereto and the report of Ernst & Young LLP thereon, as contained in the Fund’s Form N-CSR filed with the SEC on February 7, 2019 are incorporated by reference in this Statement of Additional Information. Shareholder reports are available upon request and without charge by calling (800) 345-7999 or by writing the Fund at 227 West Monroe Street, Chicago, Illinois 60606. All other portions of the Fund’s annual report to shareholders are not incorporated herein by reference and are not part of the Fund’s registration statement, this Statement of Additional Information, the Prospectus or any prospectus supplement.
S–41

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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Standard & Poor’s
     A brief description of the applicable Standard & Poor’s rating symbols and their meanings (as published by Standard & Poor’s) follows:
Issue Credit Ratings Definitions
     A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
     Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation, and the promise we impute.

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

     Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

A–1

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A–2

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics.
The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.
However, any stated grace period longer than five business days will be treated as five business days. The
‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)
     A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.
Dual Ratings
     Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Moody’s Investors Service Inc.
     A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:
Global Rating Scales
     Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
A–3

     Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Ratings
     Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
     MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.
     The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s
A–4

default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
     Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A–5

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APPENDIX B
ADVISORY RESEARCH, INC. PROXY VOTING POLICY
FOR THE MLP & ENERGY INFRASTRUCTURE STRATEGY
Regulatory Requirement

An adviser exercising proxy voting for clients must:
a)
Written Policies and Procedures. Adopt written policies and procedures that (1) are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, and (2) address how the adviser resolves any material conflicts of interest that may arise when voting client proxies;

b)
Information Disclosures. Disclose to clients how they can obtain information about how the adviser voted their securities, and how clients can obtain a copy of the adviser’s proxy voting policies and procedures; and

c)	Policies and Procedures Description. Describe in its Form ADV Part II or in a separate disclosure document the adviser’s proxy voting policies and procedures.

[Rule 206(4)-6]

Policy
ARI seeks to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of ARI’s clients.
Procedures for MLP & Energy Infrastructure Strategies:
Voting decisions. ARI shall evaluate each proxy of a Master Limited Partnership (“MLP”) on a case by case basis due to their unique nature. Any proxies received for equity or debt securities other than MLP’s will be voted with management because ARI believes that recommendations by management teams or their board of directors generally are in shareholders’ best interests, and therefore in the best economic interest of ARI’s clients. There are times when ARI believes management’s position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the clients’ shares. In these circumstances, ARI will vote contrary to management’s recommendations.
Decision to abstain. ARI may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that ARI has decided to sell, proxies issued for securities that ARI did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than ARI), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements.
ARI also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.
Conflicts of Interest. In certain circumstances, such as when the proponent of a proxy proposal is also a client of ARI, an appearance might arise of a potential conflict between ARI’s interests and the interests of affected clients in how the proxies of that issuer are voted. When ARI itself knowingly does business with a particular proxy issuer and a material conflict of interest between ARI’s interests and clients’ interests may appear to exist, ARI generally would, to
B–1

avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that ARI may use to assist in voting proxies.
ARI generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. ARI will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.
In unusual cases, ARI may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:
(i)	Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit ARI to vote the proxies under its usual policy;

(ii)	Abstaining from voting the proxies; or

(iii)
Forwarding the proxies to clients so that clients may vote the proxies themselves. ARI generally will notify clients if it uses one of these alternative procedures to resolve a material conflict of interest.

Voting by Client Instead of ARI
An ARI client may vote its own proxies instead of directing ARI to do so. ARI recommends this approach if a client believes that proxies should be voted based on political or social interests. ARI generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with ARI’s procedures or with the client’s best economic interest in ARI’s view.
ARI generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.
Recordkeeping. ARI or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:
(i)	Copies of all proxy voting policies and procedures;

(ii)	Copies of proxy statements received (unless maintained elsewhere as described below);

(iii)	Records of proxy votes cast on behalf of clients;

(iv)	Documents prepared by ARI that are material to a decision on how to vote or memorializing the basis for a decision;

(v)	Written client requests for proxy voting information and

(vi)	Written responses by ARI to written or oral client requests.

ARI will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if ARI relies on the service provider to maintain related records.
ARI or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

Adopted effective August 1, 2003 and as amended July 31, 2014.
B–2

PART C

OTHER INFORMATION

Item 25.                      Financial Statements And Exhibits

(1)	Financial Statements

Incorporated by reference into Part B of the Registration Statement, as described in the Statement of Additional Information, are the Registrant’s audited financial statements, notes to such financial statements and the report of the independent registered public accounting firm thereon, by reference to the Registrant’s Annual Report for the period ended November 30, 2018, as contained in the Registrant’s Form N-CSR filed with the Securities and Exchange Commission (the “Commission”) on February 7, 2019.

(2)	Exhibits

	(a)	Agreement and Declaration of Trust of Registrant(1)

	(b)	Amended and Restated By-Laws of Registrant(4)

	(c)	Not applicable

	(d)	Not applicable

	(e)	Dividend Reinvestment Plan of Registrant(1)

	(f)	Not applicable

	(g)	(i) Investment Advisory Agreement between Registrant and Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”)(3)

(ii) (1) Investment Sub-Advisory Agreement among Registrant, the Investment Adviser and Fiduciary Asset Management, LLC(3)

(2) Transfer and Assumption Agreement among Registrant, the Investment Adviser, Fiduciary Asset Management, LLC, Piper Jaffray
       Investment Management Inc. and Advisory Research Inc. (the “Sub-Adviser”)(7)

(h)	(i)	Form of Underwriting and/or Sales Agreements(+)

(i)	Not applicable

(j)	Form of Custody Agreement(1)

(k)	(i)	Transfer Agency and Service Agreement among Registrant, Computershare Inc. and Computershare Trust Company, N.A.(11)

	(ii)	(1) Fund Accounting Agreement between Registrant and Rydex Fund Services, LLC(8)

(2) Amendment to Fund Accounting Agreement between Registrant and Rydex Fund Services, LLC(10)

	(iii)	(1) Administration Agreement between Registrant and Rydex Fund Services, LLC(5)

(2) Amendment to Administration Agreement between Registrant and Rydex Fund Services, LLC(10)

	(iv)	Amended and Restated Committed Facility Agreement (the “Committed Facility Agreement”) between Registrant and BNP Prime Brokerage, Inc. (“BNP Prime Brokerage”)(*)

(v)	Amended and Restated Account Agreement between Registrant and BNP Prime Brokerage(*)

(vi)	Special Custody and Pledge Agreement among Registrant, BNP Prime Brokerage and the Bank of New York Mellon(2)

(vii)	(1)	Offering Expense Limitation Agreement between Registrant and the Investment Adviser, dated July 3, 2013(6)

(2)	Offering Expense Limitation Agreement between Registrant and the Investment Adviser, dated September 10, 2013(7)

(l)	(i)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(+)

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm(*)

(o)	Not applicable

(p)	Form of Initial Subscription Agreement(1)

(q)	Not applicable

(r)	(i)	Code of Ethics of the Registrant and the Investment Adviser(9)

(ii)	Code of Ethics of the Sub-Adviser(9)

(s)	Power of Attorney(*)

_______________

(*)           Filed herewith

(1)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed December 8, 2004 (File No. 333-119674).

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed March 24, 2009 (File No. 333-148949).

(3)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed February 26, 2010 (File No. 333-148949).

(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed March 16, 2011 (File No. 333-172885).

(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed May 17, 2013 (File No. 333-188687).
(6)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed July 3, 2013 (File No. 333-188687).

(7)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed September 10, 2013 (File No. 333-188687).

(8)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, filed February 21, 2014 (File No. 333-188687).

(9)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed September 6, 2016 (File No. 333-213517).

(10)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed November 16, 2016 (File No. 333-213517).

(11)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed February 16, 2017 (File No. 333-213517).

Item 26.                                Marketing Arrangements

Reference is made to the Sales Agreement filed herewith and any other Dealer Manager Agreement, Underwriting Agreement or Sales Agreement to be filed by further amendment and the section entitled “Plan of Distribution” contained in Registrant’s Prospectus, filed herewith as Part A of Registrant’s Registration Statement.

Item 27.                                Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with all offering under this Registration Statement:

NYSE Listing Fees	$118,100
SEC Registration Fees	$0
Accounting fees	$35,000
Legal fees	$225,000
FINRA fees	$24,650
Total	$402,750

Item 28.                                Persons Controlled by or Under Common Control with Registrant

None.

Item 29.                                Number of Holders of Securities

Title of Class	Number of Record Shareholders as of March 25, 2019
Common shares of beneficial interest, par value $.01 per share	21

Item 30.                                Indemnification

Article V of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

5.1           No Personal Liability of Shareholders, Trustees, etc.  No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2           Mandatory Indemnification.  (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)            Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)            The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)            The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)           Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3           No Bond Required of Trustees.  No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4           No Duty of Investigation; Notice in Trust Instruments, etc.  No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5           Reliance on Experts, etc.  Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

In addition, the Registrant has entered into an Indemnification Agreement with each trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Registrant, which provides as follows:

The Trust shall indemnify and hold harmless the Trustee against any and all Expenses actually and reasonably incurred by the Trustee in any Proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Trust Agreement and By-Laws and the laws of the State of Delaware, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as now or hereafter in force, subject to the provisions of the following sentence and the provisions of paragraph (b) of Section 4 of this Agreement. The Trustee shall be indemnified pursuant to this Section I against any and all of such Expenses unless (i) the Trustee is subject to such Expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (ii) the Trustee is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the Investment Company Act of 1940, as amended, and with respect to each of (i) and (ii), there has been a final adjudication in a decision on the merits in the relevant Proceeding that the Trustee’s conduct fell within (i) or (ii).

Item 31.                                Business and Other Connections of the Investment Adviser and the Sub-Adviser

The Investment Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

The Sub-Adviser, a corporation organized under the laws of Delaware, acts as sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-14172).

Item 32.                      Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Fund and the Adviser at 227 West Monroe Street, Chicago, Illinois 60606, in part at the offices of the Sub-Adviser at 8235 Forsyth Blvd., Suite 700, St. Louis, Missouri 63105, in part at the offices of the Administrator at 805 King Farm Boulevard, Rockville, Maryland 20850, in part at the offices of the Custodian at 101 Barclay Street, New York, New York 10216, and in part at the office of the Transfer Agent at 250 Royall Street, Canton, Massachusetts 02021.

Item 33.                     Management Services

Not applicable.

Item 34.    Undertakings

1.
Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)
that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectues filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)
that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)
the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Registrant undertakes that:

(a)
for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Signatures

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Chicago, State of Illinois, on the 29th day of March, 2019.

By:    /s/ Brian E. Binder
Brian E. Binder
President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 29th day of March, 2019.

Principal Executive Officer:
/s/ Brian E. Binder
Brian E. Binder	President and Chief Executive Officer

Principal Financial Officer:
/s/ John Sullivan
John Sullivan	Chief Financial Officer, Chief Accounting Officer and Treasurer

Trustees:

*	Trustee
Randall C. Barnes
*	Trustee
Donald A. Chubb, Jr.
*	Trustee
Jerry B. Farley
*	Trustee
Roman Friedrich III
*	Trustee
Amy J. Lee
*	Trustee
Ronald A. Nyberg
*	Trustee
Maynard F. Oliverius
*	Trustee
Ronald E. Toupin, Jr.

* Signed by Mark E. Mathiasen pursuant to a power of attorney incorporated herein by reference.

By: /s/ Mark E. Mathiasen Mark E. Mathiasen Attorney-In-Fact March 29, 2019

Exhibit Index

(k)(iv)    Amended and Restated Committed Facility Agreement

(k)(v)     Amended and Restated Account Agreement

(n)         Consent of Independent Registered Public Accounting Firm

(s)          Power of Attorney